UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 09525

Rydex Dynamic Funds

 (Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Dynamic Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: April 1, 2020 - September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

9.30.2020

Rydex Funds Semi-Annual Report

Domestic Equity Funds
S&P 500® 2x Strategy Fund
Inverse S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® 2x Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund
Russell 2000® 2x Strategy Fund
Inverse Russell 2000® 2x Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	DYN-SEMI-0920x0321

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to *GuggenheimInvestments.com/myaccount***

   If you are a new user, you can also establish your User ID and password here.
2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**
5. **Select the eDelivery radio buttons**
6. **Enter your email address, and check the box that you have read the Terms and Conditions**
7. **Hit "Submit"**

GI-GOGREEN-1020 x1021 #44969

Guggenheim Investments

eDelivery Service Notice

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® 2x STRATEGY FUND	10
INVERSE S&P 500® 2x STRATEGY FUND	22
NASDAQ-100® 2x STRATEGY FUND	29
INVERSE NASDAQ-100® 2x STRATEGY FUND	37
DOW 2x STRATEGY FUND	44
INVERSE DOW 2x STRATEGY FUND	51
RUSSELL 2000® 2x STRATEGY FUND	58
INVERSE RUSSELL 2000® 2x STRATEGY FUND	65
NOTES TO FINANCIAL STATEMENTS	72
OTHER INFORMATION	86
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	91
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	96
LIQUIDITY RISK MANAGEMENT PROGRAM	99

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2020

Dear Shareholder:

The six-month period ended September 30, 2020, concluded on a cautious note. Even though markets performed well for most of the period, COVID-19 became the deadliest pandemic in a century, causing a steeper plunge in output and employment in two months than during the first two years of the Great Depression. The U.S. Federal Reserve acted quickly to restore market functioning and cushion the economy, cutting rates to zero, engaging in massive asset purchases, and launching an array of lending facilities. Congress also acted much faster than in previous downturns, with the budget deficit headed to the highest level since World War II.

The recovery since the spring has been faster than expected, with consumer confidence holding up due to the temporary nature of layoffs and positive personal income growth thanks to massive fiscal support. However, the outlook for the next several months is more challenging. Fiscal support is fading, so incomes will likely fall in the fourth quarter. Also, colder weather and the reopening of schools make the likelihood of another large COVID wave very high, risking renewed lockdowns and a setback in the recovery. We do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process will likely take until mid-2021, or possibly longer. As discussed in this shareholder report, these events have had an impact on performance.

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the six-month period ended September 30, 2020.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to the safety and prosperity of our clients, our employees, and our shareholders. Thank you for the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

September 30, 2020

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2020

Six months ago, the global COVID-19 pandemic threatened the worst economic downturn since the Great Depression. Faced with the prospect of an economic collapse, policymakers in the U.S. introduced fiscal and monetary policy initiatives that have, for the most part, shored up the U.S. economy, although more stimulus appears to be necessary. These policy initiatives, particularly on the monetary side, have increased market liquidity and lowered borrowing rates, reassuring equity investors that the U.S. Federal Reserve (the “Fed”) would do everything in its power to maintain market stability. For the six months ended September 30, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned 31.31%, briefly surpassing the pre-pandemic peak before giving up gains in September. This increase was in spite of personal and economic hardships imposed by the onset of COVID-19, highlighting the crucial role of policy support.

While the outlook on fiscal policy is contingent on the 2020 presidential election outcome, the monetary policy outlook is far less dependent on it. Our views hold that the Fed will remain accommodative over the next several years. This is in large part owing to recent revisions to the Fed’s policy framework that resulted in a dovish shift in the policy reaction function.

Fed policymakers revised their Statement on Longer-Run Goals and Monetary Policy Strategy in August 2020. Labor market goals now focus on correcting shortfalls in achieving maximum employment, rather than managing deviations from it, which previously included tightening policy when the Fed thought the labor market was too tight. Instead, the Fed will now tolerate the unemployment rate falling below a level they consider to be maximum employment as long as it does not produce unwanted inflation. On inflation policy, the Fed will aim for core inflation to average 2% over an unspecified time period. This allows for inflation readings that are moderately above 2% over shorter horizons to make up for periods when inflation falls below its target.

The practical effect of the revised strategy would likely have meant no rate hikes from 2015–2018, as inflation was never above 2% for a sustained period and a low unemployment rate is now an insufficient justification for raising rates. But the revised statement, and Fed Chair Jerome Powell’s speech at Jackson Hole, which coincided with the release of the new framework, gave no explanation of how the Fed would actually achieve higher inflation, something it could not attain previously with years of short-term rates at zero and trillions of dollars in quantitative easing. A lack of concrete guidance on the overshoot (with no numerical target and no specified time frame) further weakens the policy and the associated response in inflation expectations, which remain lower than the Fed would favor.

We expect the Fed will have a difficult time in reaching its inflation target in the coming years, let alone exceeding it, in part because core inflation lags real gross domestic product growth by about 18 months, meaning that inflation should trend downward over the next several quarters. In addition, elevated unemployment and a high debt burden will weigh on the speed of the recovery. As the last expansion demonstrated, even a strong economy with low unemployment does not necessarily produce inflation in excess of 2%, as many components of inflation are not responsive to interest rates or economic conditions.

Below-target inflation may anchor U.S. Treasury yields at low levels. In the near term, concerns over another COVID-19 wave complicated by the flu season, a slowing pace of improvement in the labor market, a lack of additional fiscal stimulus, and election uncertainty, all suggest low U.S. Treasury yields. In addition, comparatively higher yields in the U.S. should continue to attract capital from abroad, further supporting the market.

For the six-month period ended September 30, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 20.39%. The return of the MSCI Emerging Markets Index* was 29.36%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 3.53% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 15.24%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.06% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2020

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2020 and ending September 30, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® 2x Strategy Fund
A-Class	1.81%	64.73%	$ 1,000.00	$ 1,647.30	$ 12.01
C-Class	2.56%	64.12%	1,000.00	1,641.20	16.95
H-Class	1.81%	64.75%	1,000.00	1,647.50	12.01
Inverse S&P 500® 2x Strategy Fund
A-Class	1.81%	(47.63%)	1,000.00	523.70	6.91
C-Class	2.55%	(47.86%)	1,000.00	521.40	9.73
H-Class	1.81%	(47.66%)	1,000.00	523.40	6.91
NASDAQ-100® 2x Strategy Fund
A-Class	1.84%	103.95%	1,000.00	2,039.50	14.02
C-Class	2.59%	103.18%	1,000.00	2,031.80	19.68
H-Class	1.84%	103.94%	1,000.00	2,039.40	14.02
Inverse NASDAQ-100® 2x Strategy Fund
A-Class	1.82%	(59.36%)	1,000.00	406.40	6.42
C-Class	2.58%	(59.52%)	1,000.00	404.80	9.09
H-Class	1.85%	(59.34%)	1,000.00	406.60	6.52
Dow 2x Strategy Fund
A-Class	1.84%	56.32%	1,000.00	1,563.20	11.82
C-Class	2.59%	55.72%	1,000.00	1,557.20	16.60
H-Class	1.84%	56.28%	1,000.00	1,562.80	11.82
Inverse Dow 2x Strategy Fund
A-Class	1.85%	(45.92%)	1,000.00	540.80	7.15
C-Class	2.60%	(46.05%)	1,000.00	539.50	10.03
H-Class	1.84%	(45.90%)	1,000.00	541.00	7.11
Russell 2000® 2x Strategy Fund
A-Class	1.81%	60.14%	1,000.00	1,601.40	11.80
C-Class	2.56%	59.56%	1,000.00	1,595.60	16.66
H-Class	1.86%	60.05%	1,000.00	1,600.50	12.13
Inverse Russell 2000® 2x Strategy Fund
A-Class	1.81%	(53.43%)	1,000.00	465.70	6.65
C-Class	2.56%	(53.60%)	1,000.00	464.00	9.40
H-Class	1.89%	(53.52%)	1,000.00	464.80	6.94

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® 2x Strategy Fund
A-Class	1.81%	5.00%	$ 1,000.00	$ 1,015.99	$ 9.15
C-Class	2.56%	5.00%	1,000.00	1,012.23	12.91
H-Class	1.81%	5.00%	1,000.00	1,015.99	9.15
Inverse S&P 500® 2x Strategy Fund
A-Class	1.81%	5.00%	1,000.00	1,015.99	9.15
C-Class	2.55%	5.00%	1,000.00	1,012.28	12.86
H-Class	1.81%	5.00%	1,000.00	1,015.99	9.15
NASDAQ-100® 2x Strategy Fund
A-Class	1.84%	5.00%	1,000.00	1,015.84	9.30
C-Class	2.59%	5.00%	1,000.00	1,012.08	13.06
H-Class	1.84%	5.00%	1,000.00	1,015.84	9.30
Inverse NASDAQ-100® 2x Strategy Fund
A-Class	1.82%	5.00%	1,000.00	1,015.94	9.20
C-Class	2.58%	5.00%	1,000.00	1,012.13	13.01
H-Class	1.85%	5.00%	1,000.00	1,015.79	9.35
Dow 2x Strategy Fund
A-Class	1.84%	5.00%	1,000.00	1,015.84	9.30
C-Class	2.59%	5.00%	1,000.00	1,012.08	13.06
H-Class	1.84%	5.00%	1,000.00	1,015.84	9.30
Inverse Dow 2x Strategy Fund
A-Class	1.85%	5.00%	1,000.00	1,015.79	9.35
C-Class	2.60%	5.00%	1,000.00	1,012.03	13.11
H-Class	1.84%	5.00%	1,000.00	1,015.84	9.30
Russell 2000® 2x Strategy Fund
A-Class	1.81%	5.00%	1,000.00	1,015.99	9.15
C-Class	2.56%	5.00%	1,000.00	1,012.23	12.91
H-Class	1.86%	5.00%	1,000.00	1,015.74	9.40
Inverse Russell 2000® 2x Strategy Fund
A-Class	1.81%	5.00%	1,000.00	1,015.99	9.15
C-Class	2.56%	5.00%	1,000.00	1,012.23	12.91
H-Class	1.89%	5.00%	1,000.00	1,015.59	9.55

[1]	Annualized.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2020 to September 30, 2020.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	November 27, 2000
H-Class	May 19, 2000

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	5.4%
Microsoft Corp.	4.6%
Amazon.com, Inc.	3.9%
Facebook, Inc. — Class A	1.8%
Alphabet, Inc. — Class A	1.3%
Alphabet, Inc. — Class C	1.3%
Berkshire Hathaway, Inc. — Class B	1.2%
Johnson & Johnson	1.1%
Procter & Gamble Co.	1.0%
Visa, Inc. — Class A	1.0%
Top Ten Total	22.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	64.73%	13.91%	21.03%	21.65%
A-Class Shares with sales charge‡	56.91%	8.50%	19.86%	21.06%
C-Class Shares	64.12%	13.07%	20.12%	20.76%
C-Class Shares with CDSC§	63.12%	12.07%	20.12%	20.76%
H-Class Shares	64.75%	13.91%	21.02%	21.64%
S&P 500 Index	31.31%	15.15%	14.15%	13.74%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2020
S&P 500® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 81.1%

Technology - 19.3%
Apple, Inc.	57,558	$6,665,792
Microsoft Corp.	27,095	5,698,891
NVIDIA Corp.	2,209	1,195,555
Adobe, Inc.*	1,718	842,559
salesforce.com, Inc.*	3,259	819,052
Intel Corp.	15,228	788,506
Broadcom, Inc.	1,440	524,621
Accenture plc — Class A	2,278	514,805
QUALCOMM, Inc.	4,039	475,310
Texas Instruments, Inc.	3,280	468,351
Oracle Corp.	6,922	413,243
International Business Machines Corp.	3,189	388,005
Advanced Micro Devices, Inc.*	4,203	344,604
ServiceNow, Inc.*	687	333,195
Fidelity National Information Services, Inc.	2,219	326,659
Intuit, Inc.	937	305,659
Activision Blizzard, Inc.	2,764	223,746
Fiserv, Inc.*	1,990	205,069
Applied Materials, Inc.	3,270	194,401
Micron Technology, Inc.*	3,977	186,760
Autodesk, Inc.*	785	181,343
Lam Research Corp.	521	172,842
Analog Devices, Inc.	1,323	154,447
Electronic Arts, Inc.*	1,034	134,844
Cognizant Technology Solutions Corp. — Class A	1,942	134,814
Synopsys, Inc.*	543	116,191
KLA Corp.	557	107,913
MSCI, Inc. — Class A	300	107,034
Cadence Design Systems, Inc.*	998	106,417
ANSYS, Inc.*	307	100,459
HP, Inc.	4,918	93,393
Microchip Technology, Inc.	904	92,895
Paychex, Inc.	1,147	91,496
Xilinx, Inc.	874	91,106
Skyworks Solutions, Inc.	598	87,009
Cerner Corp.	1,094	79,085
Take-Two Interactive Software, Inc.*	409	67,575
Maxim Integrated Products, Inc.	956	64,635
Akamai Technologies, Inc.*	583	64,445
Citrix Systems, Inc.	442	60,868
Fortinet, Inc.*	481	56,666
Paycom Software, Inc.*	175	54,477
Broadridge Financial Solutions, Inc.	412	54,384
Qorvo, Inc.*	409	52,765
Tyler Technologies, Inc.*	144	50,193
Zebra Technologies Corp. — Class A*	190	47,967
Teradyne, Inc.	595	47,279
Jack Henry & Associates, Inc.	274	44,550
Hewlett Packard Enterprise Co.	4,605	43,149
Leidos Holdings, Inc.	479	42,703
Western Digital Corp.	1,083	39,584
Seagate Technology plc	799	39,367
NetApp, Inc.	795	34,853
IPG Photonics Corp.*	128	21,756
DXC Technology Co.	910	16,243
Xerox Holdings Corp.	641	12,032
Total Technology		23,681,562

Consumer, Non-cyclical - 17.9%
Johnson & Johnson	9,426	1,403,343
Procter & Gamble Co.	8,913	1,238,818
UnitedHealth Group, Inc.	3,402	1,060,641
PayPal Holdings, Inc.*	4,201	827,723
Merck & Company, Inc.	9,055	751,112
Pfizer, Inc.	19,896	730,183
Abbott Laboratories	6,339	689,873
PepsiCo, Inc.	4,958	687,179
Coca-Cola Co.	13,842	683,380
Thermo Fisher Scientific, Inc.	1,417	625,634
AbbVie, Inc.	6,319	553,481
Amgen, Inc.	2,097	532,973
Medtronic plc	4,813	500,167
Danaher Corp.	2,261	486,861
Bristol-Myers Squibb Co.	8,069	486,480
Eli Lilly & Co.	2,843	420,821
Philip Morris International, Inc.	5,576	418,144
S&P Global, Inc.	863	311,198
Intuitive Surgical, Inc.*	419	297,297
Mondelez International, Inc. — Class A	5,114	293,799
Gilead Sciences, Inc.	4,489	283,660
Zoetis, Inc.	1,702	281,460
CVS Health Corp.	4,686	273,663
Altria Group, Inc.	6,653	257,072
Vertex Pharmaceuticals, Inc.*	933	253,888
Stryker Corp.	1,170	243,793
Anthem, Inc.	900	241,731
Becton Dickinson and Co.	1,038	241,522
Colgate-Palmolive Co.	3,070	236,850
Cigna Corp.	1,315	222,774
Automatic Data Processing, Inc.	1,539	214,675
Regeneron Pharmaceuticals, Inc.*	374	209,358
Humana, Inc.	473	195,770
Boston Scientific Corp.*	5,122	195,712
Global Payments, Inc.	1,072	190,366
Kimberly-Clark Corp.	1,220	180,145
Edwards Lifesciences Corp.*	2,226	177,679
Estee Lauder Companies, Inc. — Class A	807	176,128
Moody’s Corp.	578	167,533
Illumina, Inc.*	523	161,649
Biogen, Inc.*	567	160,847
Baxter International, Inc.	1,813	145,801
DexCom, Inc.*	342	140,983
General Mills, Inc.	2,188	134,956
Centene Corp.*	2,075	121,035
IDEXX Laboratories, Inc.*	304	119,505
HCA Healthcare, Inc.	944	117,698
Constellation Brands, Inc. — Class A	601	113,895
Sysco Corp.	1,821	113,303
IQVIA Holdings, Inc.*	685	107,976
Verisk Analytics, Inc. — Class A	581	107,665

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2020
S&P 500® 2x STRATEGY FUND

	Shares	Value
Monster Beverage Corp.*	1,321	$105,944
IHS Markit Ltd.	1,335	104,811
Cintas Corp.	311	103,510
Zimmer Biomet Holdings, Inc.	741	100,880
Clorox Co.	451	94,787
Kroger Co.	2,785	94,439
Archer-Daniels-Midland Co.	1,990	92,515
Alexion Pharmaceuticals, Inc.*	785	89,827
ResMed, Inc.	519	88,972
McKesson Corp.	581	86,528
McCormick & Company, Inc.	444	86,180
Align Technology, Inc.*	257	84,131
Church & Dwight Company, Inc.	886	83,027
Corteva, Inc.	2,681	77,240
Hershey Co.	527	75,540
West Pharmaceutical Services, Inc.	264	72,574
FleetCor Technologies, Inc.*	301	71,668
Kraft Heinz Co.	2,320	69,484
Equifax, Inc.	435	68,252
Laboratory Corporation of America Holdings*	348	65,518
MarketAxess Holdings, Inc.	136	65,496
Tyson Foods, Inc. — Class A	1,053	62,633
Conagra Brands, Inc.	1,749	62,457
Hologic, Inc.*	927	61,618
Incyte Corp.*	666	59,767
Cooper Companies, Inc.	176	59,333
Kellogg Co.	909	58,712
Teleflex, Inc.	167	56,850
Varian Medical Systems, Inc.*	326	56,072
Quest Diagnostics, Inc.	481	55,070
STERIS plc	304	53,562
AmerisourceBergen Corp. — Class A	526	50,980
Catalent, Inc.*	588	50,368
Brown-Forman Corp. — Class B	654	49,259
Cardinal Health, Inc.	1,047	49,157
Hormel Foods Corp.	1,004	49,086
JM Smucker Co.	409	47,248
United Rentals, Inc.*	258	45,021
ABIOMED, Inc.*	161	44,607
Gartner, Inc.*	320	39,984
Bio-Rad Laboratories, Inc. — Class A*	77	39,690
Avery Dennison Corp.	299	38,224
Campbell Soup Co.	725	35,068
Lamb Weston Holdings, Inc.	520	34,460
Dentsply Sirona, Inc.	782	34,197
Henry Schein, Inc.*	511	30,037
Universal Health Services, Inc. — Class B	278	29,752
Rollins, Inc.	528	28,612
Mylan N.V.*	1,851	27,450
Quanta Services, Inc.	494	26,113
DaVita, Inc.*	269	23,040
Molson Coors Beverage Co. — Class B	673	22,586
Perrigo Company plc	489	22,450
Robert Half International, Inc.	411	21,759
Nielsen Holdings plc	1,277	18,108
Total Consumer, Non-cyclical		22,012,852

Communications - 13.5%
Amazon.com, Inc.*	1,525	4,801,813
Facebook, Inc. — Class A*	8,609	2,254,697
Alphabet, Inc. — Class A*	1,076	1,576,986
Alphabet, Inc. — Class C*	1,051	1,544,550
Verizon Communications, Inc.	14,817	881,463
Walt Disney Co.	6,470	802,798
Netflix, Inc.*	1,579	789,547
Comcast Corp. — Class A	16,324	755,148
AT&T, Inc.	25,510	727,290
Cisco Systems, Inc.	15,157	597,034
Charter Communications, Inc. — Class A*	535	334,022
Booking Holdings, Inc.*	147	251,470
T-Mobile US, Inc.*	2,082	238,098
Twitter, Inc.*	2,832	126,024
eBay, Inc.	2,380	123,998
Motorola Solutions, Inc.	608	95,341
Corning, Inc.	2,725	88,317
VeriSign, Inc.*	361	73,951
CDW Corp.	511	61,080
ViacomCBS, Inc. — Class B	2,018	56,524
Etsy, Inc.*	427	51,936
Expedia Group, Inc.	486	44,561
NortonLifeLock, Inc.	2,116	44,097
Arista Networks, Inc.*	196	40,558
E*TRADE Financial Corp.	792	39,640
Omnicom Group, Inc.	769	38,066
CenturyLink, Inc.	3,536	35,678
Fox Corp. — Class A	1,231	34,259
F5 Networks, Inc.*	219	26,887
DISH Network Corp. — Class A*	883	25,633
Juniper Networks, Inc.	1,188	25,542
Interpublic Group of Companies, Inc.	1,396	23,271
Discovery, Inc. — Class C*	1,108	21,717
News Corp. — Class A	1,392	19,516
Fox Corp. — Class B	561	15,691
Discovery, Inc. — Class A*,1	573	12,474
News Corp. — Class B	436	6,095
Total Communications		16,685,772

Financial - 11.3%
Berkshire Hathaway, Inc. — Class B*	7,097	1,511,235
Visa, Inc. — Class A	6,037	1,207,219
Mastercard, Inc. — Class A	3,163	1,069,632
JPMorgan Chase & Co.	10,911	1,050,402
Bank of America Corp.	27,300	657,657
American Tower Corp. — Class A REIT	1,588	383,867
Wells Fargo & Co.	14,751	346,796
Citigroup, Inc.	7,455	321,385
BlackRock, Inc. — Class A	508	286,283
Prologis, Inc. REIT	2,645	266,140
Crown Castle International Corp. REIT	1,503	250,250
Goldman Sachs Group, Inc.	1,231	247,394
Equinix, Inc. REIT	317	240,961

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2020
S&P 500® 2x STRATEGY FUND

	Shares	Value
American Express Co.	2,335	$234,084
CME Group, Inc. — Class A	1,284	214,826
Marsh & McLennan Companies, Inc.	1,814	208,066
Morgan Stanley	4,291	207,470
Intercontinental Exchange, Inc.	2,009	201,000
Progressive Corp.	2,096	198,428
Chubb Ltd.	1,616	187,650
Truist Financial Corp.	4,824	183,553
U.S. Bancorp	4,907	175,916
Aon plc — Class A	829	171,023
PNC Financial Services Group, Inc.	1,520	167,063
Charles Schwab Corp.	4,153	150,463
Digital Realty Trust, Inc. REIT	963	141,330
SBA Communications Corp. REIT	401	127,711
Public Storage REIT	545	121,382
Capital One Financial Corp.	1,635	117,491
Allstate Corp.	1,118	105,249
T. Rowe Price Group, Inc.	813	104,243
MetLife, Inc.	2,762	102,664
Bank of New York Mellon Corp.	2,917	100,170
Travelers Companies, Inc.	906	98,020
Willis Towers Watson plc	461	96,266
Prudential Financial, Inc.	1,414	89,817
Aflac, Inc.	2,373	86,259
American International Group, Inc.	3,085	84,930
Welltower, Inc. REIT	1,494	82,304
Weyerhaeuser Co. REIT	2,672	76,205
AvalonBay Communities, Inc. REIT	504	75,267
Realty Income Corp. REIT	1,235	75,026
State Street Corp.	1,262	74,874
Arthur J Gallagher & Co.	686	72,428
Simon Property Group, Inc. REIT	1,095	70,825
Alexandria Real Estate Equities, Inc. REIT	420	67,200
First Republic Bank	616	67,181
Ameriprise Financial, Inc.	431	66,421
Discover Financial Services	1,097	63,385
Equity Residential REIT	1,226	62,931
Northern Trust Corp.	745	58,088
CBRE Group, Inc. — Class A*	1,200	56,364
Ventas, Inc. REIT	1,336	56,059
Fifth Third Bancorp	2,549	54,345
Healthpeak Properties, Inc. REIT	1,927	52,318
Synchrony Financial	1,943	50,848
Nasdaq, Inc.	412	50,557
Extra Space Storage, Inc. REIT	462	49,429
Duke Realty Corp. REIT	1,327	48,966
Mid-America Apartment Communities, Inc. REIT	410	47,540
Hartford Financial Services Group, Inc.	1,283	47,291
Essex Property Trust, Inc. REIT	233	46,784
SVB Financial Group*	185	44,515
M&T Bank Corp.	459	42,269
Cincinnati Financial Corp.	536	41,792
KeyCorp	3,494	41,683
Boston Properties, Inc. REIT	507	40,712
Regions Financial Corp.	3,437	39,629
Citizens Financial Group, Inc.	1,527	38,603
Principal Financial Group, Inc.	914	36,807
UDR, Inc. REIT	1,057	34,469
Cboe Global Markets, Inc.	389	34,131
Huntington Bancshares, Inc.	3,642	33,397
Raymond James Financial, Inc.	437	31,796
Western Union Co.	1,472	31,545
W R Berkley Corp.	503	30,758
Loews Corp.	854	29,677
Everest Re Group Ltd.	143	28,248
Globe Life, Inc.	350	27,965
Iron Mountain, Inc. REIT	1,032	27,647
Host Hotels & Resorts, Inc. REIT	2,525	27,245
Assurant, Inc.	214	25,960
Regency Centers Corp. REIT	565	21,481
Lincoln National Corp.	651	20,396
Franklin Resources, Inc.	958	19,495
Comerica, Inc.	498	19,048
Vornado Realty Trust REIT	561	18,911
Federal Realty Investment Trust REIT	246	18,066
Apartment Investment and Management Co. — Class A REIT	533	17,973
Kimco Realty Corp. REIT	1,549	17,442
Zions Bancorp North America	587	17,152
People’s United Financial, Inc.	1,521	15,682
Invesco Ltd.	1,348	15,381
Unum Group	729	12,269
SL Green Realty Corp. REIT[1]	262	12,149
Total Financial		13,901,224

Consumer, Cyclical - 6.7%
Home Depot, Inc.	3,853	1,070,017
Walmart, Inc.	4,971	695,493
McDonald’s Corp.	2,664	584,721
Costco Wholesale Corp.	1,580	560,900
NIKE, Inc. — Class B	4,457	559,532
Lowe’s Companies, Inc.	2,706	448,817
Starbucks Corp.	4,186	359,661
Target Corp.	1,793	282,254
TJX Companies, Inc.	4,293	238,905
Dollar General Corp.	892	186,981
General Motors Co.	4,509	133,421
Chipotle Mexican Grill, Inc. — Class A*	100	124,371
O’Reilly Automotive, Inc.*	265	122,186
Ross Stores, Inc.	1,274	118,890
Cummins, Inc.	529	111,704
PACCAR, Inc.	1,240	105,747
Yum! Brands, Inc.	1,079	98,513
AutoZone, Inc.*	83	97,744
Ford Motor Co.	13,990	93,174
Fastenal Co.	2,054	92,615
Walgreens Boots Alliance, Inc.	2,575	92,494
Best Buy Company, Inc.	825	91,814
DR Horton, Inc.	1,185	89,622
Aptiv plc	967	88,655
Marriott International, Inc. — Class A	952	88,136
Hilton Worldwide Holdings, Inc.	993	84,723

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2020
S&P 500® 2x STRATEGY FUND

	Shares	Value
VF Corp.	1,144	$80,366
Lennar Corp. — Class A	983	80,292
Southwest Airlines Co.	2,112	79,200
Copart, Inc.*	740	77,818
Dollar Tree, Inc.*	850	77,639
Delta Air Lines, Inc.	2,284	69,845
Domino’s Pizza, Inc.	141	59,965
Tractor Supply Co.	416	59,629
WW Grainger, Inc.	161	57,440
Las Vegas Sands Corp.	1,176	54,872
CarMax, Inc.*	583	53,584
Genuine Parts Co.	517	49,203
NVR, Inc.*	12	48,997
Darden Restaurants, Inc.	466	46,945
Ulta Beauty, Inc.*	202	45,244
Tiffany & Co.	387	44,834
PulteGroup, Inc.	960	44,438
Royal Caribbean Cruises Ltd.	638	41,298
Whirlpool Corp.	223	41,007
Advance Auto Parts, Inc.	248	38,068
Hasbro, Inc.	456	37,720
United Airlines Holdings, Inc.*	1,042	36,210
MGM Resorts International	1,466	31,886
BorgWarner, Inc.	742	28,745
Carnival Corp.[1]	1,854	28,144
LKQ Corp.*	1,003	27,813
Live Nation Entertainment, Inc.*	509	27,425
L Brands, Inc.	836	26,593
Wynn Resorts Ltd.	347	24,918
Newell Brands, Inc.	1,352	23,200
American Airlines Group, Inc.[1]	1,821	22,380
Mohawk Industries, Inc.*	214	20,884
Hanesbrands, Inc.	1,246	19,624
Leggett & Platt, Inc.	474	19,515
Norwegian Cruise Line Holdings Ltd.*	987	16,887
Alaska Air Group, Inc.	442	16,190
Tapestry, Inc.	988	15,442
PVH Corp.	254	15,149
Gap, Inc.	736	12,534
Ralph Lauren Corp. — Class A	172	11,691
Under Armour, Inc. — Class A*	675	7,580
Under Armour, Inc. — Class C*	696	6,849
Total Consumer, Cyclical		8,249,153

Industrial - 6.6%
Union Pacific Corp.	2,430	478,394
United Parcel Service, Inc. — Class B	2,532	421,907
Honeywell International, Inc.	2,513	413,665
Lockheed Martin Corp.	880	337,286
3M Co.	2,062	330,291
Raytheon Technologies Corp.	5,469	314,686
Boeing Co.	1,899	313,829
Caterpillar, Inc.	1,939	289,202
Deere & Co.	1,121	248,447
FedEx Corp.	863	217,062
CSX Corp.	2,740	212,816
Illinois Tool Works, Inc.	1,030	199,006
Norfolk Southern Corp.	914	195,587
General Electric Co.	31,339	195,242
Northrop Grumman Corp.	555	175,097
Waste Management, Inc.	1,392	157,533
Roper Technologies, Inc.	375	148,166
Eaton Corporation plc	1,432	146,107
Emerson Electric Co.	2,139	140,254
L3Harris Technologies, Inc.	774	131,456
Amphenol Corp. — Class A	1,068	115,632
TE Connectivity Ltd.	1,182	115,529
General Dynamics Corp.	832	115,174
Agilent Technologies, Inc.	1,104	111,438
Johnson Controls International plc	2,663	108,783
Trane Technologies plc	857	103,911
Ball Corp.	1,169	97,167
Parker-Hannifin Corp.	460	93,077
Stanley Black & Decker, Inc.	572	92,779
TransDigm Group, Inc.	194	92,173
Fortive Corp.	1,207	91,985
Rockwell Automation, Inc.	415	91,582
Otis Worldwide Corp.	1,458	91,008
Carrier Global Corp.	2,916	89,055
Mettler-Toledo International, Inc.*	86	83,055
AMETEK, Inc.	822	81,707
Republic Services, Inc. — Class A	753	70,292
Keysight Technologies, Inc.*	670	66,183
Vulcan Materials Co.	474	64,246
Old Dominion Freight Line, Inc.	345	62,417
Amcor plc	5,616	62,057
Kansas City Southern	338	61,121
Dover Corp.	516	55,904
Expeditors International of Washington, Inc.	600	54,312
Xylem, Inc.	644	54,173
Martin Marietta Materials, Inc.	223	52,485
Masco Corp.	936	51,602
Garmin Ltd.	534	50,655
PerkinElmer, Inc.	400	50,204
CH Robinson Worldwide, Inc.	483	49,358
IDEX Corp.	270	49,251
Ingersoll Rand, Inc.*	1,329	47,313
Waters Corp.*	222	43,441
Jacobs Engineering Group, Inc.	466	43,231
Fortune Brands Home & Security, Inc.	495	42,827
Teledyne Technologies, Inc.*	132	40,948
Westinghouse Air Brake Technologies Corp.	641	39,665
J.B. Hunt Transport Services, Inc.	298	37,661
Packaging Corporation of America	340	37,077
Allegion plc	330	32,640
Westrock Co.	930	32,308
Textron, Inc.	816	29,450
Snap-on, Inc.	195	28,690
Pentair plc	594	27,187
A O Smith Corp.	484	25,555
Howmet Aerospace, Inc.*	1,405	23,492
Sealed Air Corp.	557	21,617

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2020
S&P 500® 2x STRATEGY FUND

	Shares	Value
Huntington Ingalls Industries, Inc.	145	$20,409
FLIR Systems, Inc.	469	16,814
Flowserve Corp.	466	12,717
Total Industrial		8,097,390

Utilities - 2.4%
NextEra Energy, Inc.	1,753	486,563
Dominion Energy, Inc.	3,008	237,421
Duke Energy Corp.	2,633	233,178
Southern Co.	3,782	205,060
American Electric Power Company, Inc.	1,776	145,152
Xcel Energy, Inc.	1,881	129,808
Exelon Corp.	3,490	124,802
Sempra Energy	1,036	122,621
WEC Energy Group, Inc.	1,130	109,497
Eversource Energy	1,227	102,516
Public Service Enterprise Group, Inc.	1,811	99,442
American Water Works Company, Inc.	648	93,882
Consolidated Edison, Inc.	1,198	93,204
DTE Energy Co.	690	79,378
PPL Corp.	2,753	74,909
Entergy Corp.	716	70,548
Ameren Corp.	885	69,986
Edison International	1,354	68,837
CMS Energy Corp.	1,025	62,945
FirstEnergy Corp.	1,941	55,726
Alliant Energy Corp.	894	46,175
AES Corp.	2,382	43,138
Atmos Energy Corp.	442	42,251
Evergy, Inc.	812	41,266
CenterPoint Energy, Inc.	1,950	37,733
NiSource, Inc.	1,372	30,184
Pinnacle West Capital Corp.	403	30,044
NRG Energy, Inc.	874	26,867
Total Utilities		2,963,133

Basic Materials - 1.7%
Linde plc	1,881	447,922
Air Products & Chemicals, Inc.	791	235,607
Sherwin-Williams Co.	293	204,145
Newmont Corp.	2,876	182,482
Ecolab, Inc.	889	177,658
DuPont de Nemours, Inc.	2,627	145,746
Dow, Inc.	2,654	124,871
PPG Industries, Inc.	845	103,158
Freeport-McMoRan, Inc.	5,199	81,312
LyondellBasell Industries N.V. — Class A	921	64,921
International Paper Co.	1,407	57,040
FMC Corp.	464	49,142
Nucor Corp.	1,081	48,494
International Flavors & Fragrances, Inc.[1]	383	46,898
Celanese Corp. — Class A	424	45,559
Eastman Chemical Co.	484	37,810
Albemarle Corp.	381	34,016
CF Industries Holdings, Inc.	766	23,524
Mosaic Co.	1,235	22,563
Total Basic Materials		2,132,868

Energy - 1.7%
Exxon Mobil Corp.	15,138	519,688
Chevron Corp.	6,686	481,392
ConocoPhillips	3,840	126,106
Kinder Morgan, Inc.	6,970	85,940
Williams Companies, Inc.	4,346	85,399
Phillips 66	1,564	81,078
Schlumberger Ltd.	4,970	77,333
EOG Resources, Inc.	2,085	74,935
Marathon Petroleum Corp.	2,329	68,333
Valero Energy Corp.	1,460	63,247
Pioneer Natural Resources Co.	588	50,562
ONEOK, Inc.	1,591	41,334
Hess Corp.	979	40,070
Halliburton Co.	3,146	37,909
Baker Hughes Co.	2,350	31,232
Concho Resources, Inc.	704	31,060
Occidental Petroleum Corp.	2,997	30,000
Cabot Oil & Gas Corp. — Class A	1,427	24,773
Diamondback Energy, Inc.	565	17,018
Noble Energy, Inc.	1,735	14,834
Devon Energy Corp.	1,371	12,970
Apache Corp.	1,351	12,794
National Oilwell Varco, Inc.	1,389	12,584
Marathon Oil Corp.	2,827	11,562
HollyFrontier Corp.	534	10,525
TechnipFMC plc	1,513	9,547
Total Energy		2,052,225

Total Common Stocks
(Cost $81,093,571)		99,776,179

	Face Amount
U.S. TREASURY BILLS†† - 5.7%
U.S. Treasury Bills
0.08% due 10/29/20[2,3]	$5,190,000	5,189,626
0.08% due 10/15/20[3,4]	1,858,000	1,857,944
Total U.S. Treasury Bills
(Cost $7,047,605)		7,047,570

REPURCHASE AGREEMENTS††,5 - 21.1%
J.P. Morgan Securities LLC issued 09/30/20 at 0.06% due 10/01/20[2]	14,443,717	14,443,717
BofA Securities, Inc. issued 09/30/20 at 0.06% due 10/01/20[2]	6,011,877	6,011,877
Barclays Capital, Inc. issued 09/30/20 at 0.06% due 10/01/20[2]	5,470,809	5,470,809
Total Repurchase Agreements
(Cost $25,926,403)		25,926,403

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2020
S&P 500® 2x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.05%[7]	80,847	$80,847
Total Securities Lending Collateral
(Cost $80,847)		80,847

Total Investments - 108.0%
(Cost $114,148,426)		$132,830,999
Other Assets & Liabilities, net - (8.0)%		(9,837,777)
Total Net Assets - 100.0%		$122,993,222

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	242	Dec 2020	$40,531,975	$490,754

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	0.55% (1 Week USD LIBOR + 0.45%)	At Maturity	11/19/20	25,060	$84,276,261	$353,628
BNP Paribas	S&P 500 Index	0.69% (1 Month USD LIBOR + 0.55%)	At Maturity	11/18/20	1,197	4,026,038	134,922
Barclays Bank plc	S&P 500 Index	0.55% (1 Week USD LIBOR + 0.45%)	At Maturity	11/17/20	5,379	18,090,670	61,324
						$106,392,969	$549,874

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2020 — See Note 7.
[2]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2020.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of September 30, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2020
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$99,776,179	$—	$—	$99,776,179
U.S. Treasury Bills	—	7,047,570	—	7,047,570
Repurchase Agreements	—	25,926,403	—	25,926,403
Securities Lending Collateral	80,847	—	—	80,847
Equity Futures Contracts**	490,754	—	—	490,754
Equity Index Swap Agreements**	—	549,874	—	549,874
Total Assets	$100,347,780	$33,523,847	$—	$133,871,627

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2020

Assets:
Investments, at value - including $79,453 of securities loaned (cost $88,222,023)	$106,904,596
Repurchase agreements, at value (cost $25,926,403)	25,926,403
Cash	958
Segregated cash with broker	695,346
Unrealized appreciation on OTC swap agreements	549,874
Receivables:
Fund shares sold	2,553,042
Variation margin on futures contracts	170,075
Swap settlement	139,622
Dividends	68,097
Interest	43
Securities lending income	19
Total assets	137,008,075

Liabilities:
Payable for:
Fund shares redeemed	13,738,131
Management fees	100,441
Return of securities lending collateral	80,847
Transfer agent and administrative fees	30,016
Distribution and service fees	29,218
Portfolio accounting fees	16,739
Trustees’ fees*	1,579
Miscellaneous	17,882
Total liabilities	14,014,853
Commitments and contingent liabilities (Note 12)	—
Net assets	$122,993,222

Net assets consist of:
Paid in capital	$105,863,814
Total distributable earnings (loss)	17,129,408
Net assets	$122,993,222

A-Class:
Net assets	$16,034,292
Capital shares outstanding	112,450
Net asset value per share	$142.59
Maximum offering price per share (Net asset value divided by 95.25%)	$149.70

C-Class:
Net assets	$2,067,043
Capital shares outstanding	17,182
Net asset value per share	$120.30

H-Class:
Net assets	$104,891,887
Capital shares outstanding	736,668
Net asset value per share	$142.39

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2020

Investment Income:
Dividends	$822,035
Interest	9,099
Income from securities lending, net	531
Total investment income	831,665

Expenses:
Management fees	554,535
Distribution and service fees:
A-Class	18,055
C-Class	11,134
H-Class	133,204
Transfer agent and administrative fees	172,577
Portfolio accounting fees	92,413
Registration fees	68,241
Professional fees	24,518
Trustees’ fees*	14,784
Custodian fees	8,327
Prime broker interest expense	62
Miscellaneous	23,537
Total expenses	1,121,387
Net investment loss	(289,722)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	987,889
Swap agreements	26,773,067
Futures contracts	5,257,891
Net realized gain	33,018,847
Net change in unrealized appreciation (depreciation) on:
Investments	19,224,523
Swap agreements	2,797,262
Futures contracts	118,691
Net change in unrealized appreciation (depreciation)	22,140,476
Net realized and unrealized gain	55,159,323
Net increase in net assets resulting from operations	$54,869,601

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(289,722)	$124,483
Net realized gain on investments	33,018,847	761,606
Net change in unrealized appreciation (depreciation) on investments	22,140,476	(27,916,274)
Net increase (decrease) in net assets resulting from operations	54,869,601	(27,030,185)

Distributions to shareholders:
A-Class	—	(310,937)
C-Class	—	(82,112)
H-Class	—	(2,614,461)
Total distributions to shareholders	—	(3,007,510)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,506,237	9,088,195
C-Class	1,954,287	30,438,858
H-Class	655,634,636	1,528,970,793
Distributions reinvested
A-Class	—	302,139
C-Class	—	66,334
H-Class	—	1,941,885
Cost of shares redeemed
A-Class	(7,143,021)	(9,384,683)
C-Class	(3,223,674)	(28,833,271)
H-Class	(675,439,198)	(1,554,891,260)
Net decrease from capital share transactions	(21,710,733)	(22,301,010)
Net increase (decrease) in net assets	33,158,868	(52,338,705)

Net assets:
Beginning of period	89,834,354	142,173,059
End of period	$122,993,222	$89,834,354

Capital share activity:
Shares sold
A-Class	52,209	72,930
C-Class	21,010	290,620
H-Class	5,177,526	11,880,218
Shares issued from reinvestment of distributions
A-Class	—	2,104
C-Class	—	544
H-Class	—	13,541
Shares redeemed
A-Class	(56,827)	(74,056)
C-Class	(36,307)	(300,624)
H-Class	(5,335,406)	(12,061,719)
Net decrease in shares	(177,795)	(176,442)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$86.56	$117.21	$104.90	$89.56	$67.98	$70.18
Income (loss) from investment operations:
Net investment income (loss)[b]	(.28)	.12	.18	.07	(.25)	(.16)
Net gain (loss) on investments (realized and unrealized)	56.31	(28.08)	12.13	21.60	21.96	(1.02)
Total from investment operations	56.03	(27.96)	12.31	21.67	21.71	(1.18)
Less distributions from:
Net realized gains	—	(2.69)	—	(6.33)	(.13)	(1.02)
Total distributions	—	(2.69)	—	(6.33)	(.13)	(1.02)
Net asset value, end of period	$142.59	$86.56	$117.21	$104.90	$89.56	$67.98

Total Return[c]	64.73%	(24.76%)	11.73%	23.92%	31.95%	(1.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,034	$10,134	$13,607	$10,259	$10,772	$12,011
Ratios to average net assets:
Net investment income (loss)	(0.44%)	0.10%	0.16%	0.07%	(0.33%)	(0.23%)
Total expenses	1.81%	1.84%	1.85%	1.77%	1.79%	1.76%
Portfolio turnover rate	204%	328%	367%	276%	411%	216%

C-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$73.30	$100.33	$90.47	$78.49	$60.04	$62.57
Income (loss) from investment operations:
Net investment income (loss)[b]	(.61)	(.60)	(.60)	(.61)	(.72)	(.59)
Net gain (loss) on investments (realized and unrealized)	47.61	(23.74)	10.46	18.92	19.30	(.92)
Total from investment operations	47.00	(24.34)	9.86	18.31	18.58	(1.51)
Less distributions from:
Net realized gains	—	(2.69)	—	(6.33)	(.13)	(1.02)
Total distributions	—	(2.69)	—	(6.33)	(.13)	(1.02)
Net asset value, end of period	$120.30	$73.30	$100.33	$90.47	$78.49	$60.04

Total Return[c]	64.12%	(25.33%)	10.90%	23.00%	30.96%	(2.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,067	$2,381	$4,208	$13,739	$9,475	$9,373
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(0.56%)	(0.63%)	(0.68%)	(1.08%)	(0.99%)
Total expenses	2.56%	2.58%	2.57%	2.52%	2.54%	2.51%
Portfolio turnover rate	204%	328%	367%	276%	411%	216%

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$86.43	$117.04	$104.76	$89.45	$67.91	$70.12
Income (loss) from investment operations:
Net investment income (loss)[b]	(.29)	.14	.17	.03	(.23)	(.16)
Net gain (loss) on investments (realized and unrealized)	56.25	(28.06)	12.11	21.61	21.90	(1.03)
Total from investment operations	55.96	(27.92)	12.28	21.64	21.67	(1.19)
Less distributions from:
Net realized gains	—	(2.69)	—	(6.33)	(.13)	(1.02)
Total distributions	—	(2.69)	—	(6.33)	(.13)	(1.02)
Net asset value, end of period	$142.39	$86.43	$117.04	$104.76	$89.45	$67.91

Total Return	64.75%	(24.77%)	11.72%	23.92%	31.93%	(1.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104,892	$77,320	$124,359	$127,448	$104,986	$113,954
Ratios to average net assets:
Net investment income (loss)	(0.46%)	0.11%	0.15%	0.03%	(0.31%)	(0.24%)
Total expenses	1.81%	1.84%	1.84%	1.75%	1.80%	1.76%
Portfolio turnover rate	204%	328%	367%	276%	411%	216%

[a]	Unaudited figures for the period ended September 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

INVERSE S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	March 7, 2001
H-Class	May 19, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*

Periods Ended September 30, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(47.63%)	(45.71%)	(29.84%)	(29.19%)
A-Class Shares with sales charge‡	(50.12%)	(48.29%)	(30.52%)	(29.53%)
C-Class Shares	(47.86%)	(46.12%)	(30.39%)	(29.71%)
C-Class Shares with CDSC§	(48.38%)	(46.66%)	(30.39%)	(29.71%)
H-Class Shares	(47.66%)	(45.70%)	(29.85%)	(29.18%)
S&P 500 Index	31.31%	15.15%	14.15%	13.74%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2020
INVERSE S&P 500® 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 34.8%
Fannie Mae
0.29% (U.S. Secured Overnight Financing Rate + 0.22%, Rate Floor: 0.00%) due 03/16/22[1]	$2,000,000	$2,004,460
Federal Farm Credit Bank
0.28% (U.S. Prime Rate - 2.98%, Rate Floor: 0.00%) due 05/10/21[1]	2,000,000	2,001,662
0.37% (3 Month U.S. Treasury Bill Rate + 0.27%, Rate Floor: 0.00%) due 05/16/22[1]	1,500,000	1,504,700
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[1]	1,000,000	1,004,050
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[1]	600,000	602,516
Total Federal Agency Notes
(Cost $7,099,570)		7,117,388

U.S. TREASURY BILLS†† - 1.9%
U.S. Treasury Bills
0.08% due 10/29/20[2]	275,000	274,980
0.08% due 10/15/20[2]	109,000	108,997
Total U.S. Treasury Bills
(Cost $383,979)		383,977

REPURCHASE AGREEMENTS††,3 - 67.3%
J.P. Morgan Securities LLC issued 09/30/20 at 0.06% due 10/01/20[4]	7,666,777	7,666,777
BofA Securities, Inc. issued 09/30/20 at 0.06% due 10/01/20[4]	3,191,126	3,191,126
Barclays Capital, Inc. issued 09/30/20 at 0.06% due 10/01/20[4]	2,903,924	2,903,924
Total Repurchase Agreements
(Cost $13,761,827)		13,761,827

Total Investments - 104.0%
(Cost $21,245,376)		$21,263,192
Other Assets & Liabilities, net - (4.0)%		(825,523)
Total Net Assets - 100.0%		$20,437,669

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P 500 Index	(0.40)% (1 Week USD LIBOR + 0.30%)	At Maturity	11/17/20	217	$730,375	$(2,476)
BNP Paribas	S&P 500 Index	(0.19)% (1 Month USD LIBOR + 0.05%)	At Maturity	11/18/20	368	1,238,444	(30,414)
Goldman Sachs International	S&P 500 Index	(0.45)% (1 Week USD LIBOR + 0.35%)	At Maturity	11/19/20	11,559	38,874,552	(113,936)
						$40,843,371	$(146,826)

††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2020
INVERSE S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$7,117,388	$—	$7,117,388
U.S. Treasury Bills	—	383,977	—	383,977
Repurchase Agreements	—	13,761,827	—	13,761,827
Total Assets	$—	$21,263,192	$—	$21,263,192

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$146,826	$—	$146,826

**	This derivative is reported as unrealized appreciation/depreciation at period end.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2020

Assets:
Investments, at value (cost $7,483,549)	$7,501,365
Repurchase agreements, at value (cost $13,761,827)	13,761,827
Receivables:
Fund shares sold	2,312,823
Interest	2,310
Total assets	23,578,325

Liabilities:
Unrealized depreciation on OTC swap agreements	146,826
Payable for:
Fund shares redeemed	2,889,288
Swap settlement	66,810
Management fees	17,464
Transfer agent and administrative fees	5,219
Distribution and service fees	5,105
Portfolio accounting fees	2,911
Trustees’ fees*	875
Miscellaneous	6,158
Total liabilities	3,140,656
Commitments and contingent liabilities (Note 12)	—
Net assets	$20,437,669

Net assets consist of:
Paid in capital	$247,164,759
Total distributable earnings (loss)	(226,727,090)
Net assets	$20,437,669

A-Class:
Net assets	$2,257,105
Capital shares outstanding	25,659
Net asset value per share	$87.97
Maximum offering price per share (Net asset value divided by 95.25%)	$92.36

C-Class:
Net assets	$397,469
Capital shares outstanding	5,247
Net asset value per share	$75.75

H-Class:
Net assets	$17,783,095
Capital shares outstanding	201,565
Net asset value per share	$88.23

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2020

Investment Income:
Interest	$28,907
Total investment income	28,907

Expenses:
Management fees	179,634
Distribution and service fees:
A-Class	3,262
C-Class	1,917
H-Class	46,160
Transfer agent and administrative fees	55,789
Portfolio accounting fees	29,936
Professional fees	14,243
Trustees’ fees*	4,148
Custodian fees	2,820
Miscellaneous	25,590
Total expenses	363,499
Net investment loss	(334,592)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,096
Swap agreements	(32,302,080)
Futures contracts	(1,572,937)
Net realized loss	(33,869,921)
Net change in unrealized appreciation (depreciation) on:
Investments	17,298
Swap agreements	(155,144)
Futures contracts	23,158
Net change in unrealized appreciation (depreciation)	(114,688)
Net realized and unrealized loss	(33,984,609)
Net decrease in net assets resulting from operations	$(34,319,201)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

INVERSE S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(334,592)	$(10,990)
Net realized loss on investments	(33,869,921)	(13,183,556)
Net change in unrealized appreciation (depreciation) on investments	(114,688)	492,745
Net decrease in net assets resulting from operations	(34,319,201)	(12,701,801)

Distributions to shareholders:
A-Class	—	(2,837)
C-Class	—	(1,417)
H-Class	—	(66,062)
Total distributions to shareholders	—	(70,316)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,379,381	72,056,100
C-Class	2,121,951	4,699,264
H-Class	481,719,305	723,047,617
Distributions reinvested
A-Class	—	2,770
C-Class	—	1,067
H-Class	—	60,000
Cost of shares redeemed
A-Class	(11,951,434)	(61,706,198)
C-Class	(1,845,473)	(4,928,315)
H-Class	(500,669,391)	(662,540,748)
Net increase (decrease) from capital share transactions	(24,245,661)	70,691,557
Net increase (decrease) in net assets	(58,564,862)	57,919,440

Net assets:
Beginning of period	79,002,531	21,083,091
End of period	$20,437,669	$79,002,531

Capital share activity:*
Shares sold
A-Class	55,635	398,466
C-Class	21,848	34,243
H-Class	4,560,865	4,488,953
Shares issued from reinvestment of distributions
A-Class	—	20
C-Class	—	9
H-Class	—	427
Shares redeemed
A-Class	(90,354)	(347,232)
C-Class	(19,090)	(35,733)
H-Class	(4,765,665)	(4,185,772)
Net increase (decrease) in shares	(236,761)	353,381

*	Capital share activity for the year ended March 31, 2020 has been restated to reflect a 1:5 reverse share split effective August 17, 2020 (Unaudited) — See Note 11.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]	Year Ended March 29, 2018[e]	Year Ended March 31, 2017[e,f]	Year Ended March 31, 2016[e,f]
Per Share Data
Net asset value, beginning of period	$167.99	$182.33	$224.59	$296.28	$421.08	$477.47
Income (loss) from investment operations:
Net investment income (loss)[b]	(.25)	(.50)	.45	(1.95)	(5.05)	(7.60)
Net gain (loss) on investments (realized and unrealized)	(79.77)	(13.54)	(42.71)	(69.74)	(119.75)	(48.79)
Total from investment operations	(80.02)	(14.04)	(42.26)	(71.69)	(124.80)	(56.39)
Less distributions from:
Net investment income	—	(.30)	—	—	—	—
Total distributions	—	(.30)	—	—	—	—
Net asset value, end of period	$87.97	$167.99	$182.33	$224.59	$296.28	$421.08

Total Return[c]	(47.63%)	(7.66%)	(18.81%)	(24.20%)	(29.63%)	(11.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,257	$10,143	$1,664	$1,972	$5,953	$7,393
Ratios to average net assets:
Net investment income (loss)	(1.69%)	(0.28%)	0.23%	(0.74%)	(1.39%)	(1.60%)
Total expenses	1.81%	1.82%	1.85%	1.76%	1.80%	1.76%
Portfolio turnover rate	—	—	—	53%	78%	—

C-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]	Year Ended March 29, 2018[e]	Year Ended March 31, 2017[e,f]	Year Ended March 31, 2016[e,f]
Per Share Data
Net asset value, beginning of period	$145.28	$158.86	$197.04	$262.01	$375.26	$428.97
Income (loss) from investment operations:
Net investment income (loss)[b]	(.29)	(.75)	(.85)	(3.05)	(7.10)	(10.00)
Net gain (loss) on investments (realized and unrealized)	(69.24)	(12.53)	(37.33)	(61.92)	(106.15)	(43.71)
Total from investment operations	(69.53)	(13.28)	(38.18)	(64.97)	(113.25)	(53.71)
Less distributions from:
Net investment income	—	(.30)	—	—	—	—
Total distributions	—	(.30)	—	—	—	—
Net asset value, end of period	$75.75	$145.28	$158.86	$197.04	$262.01	$375.26

Total Return[c]	(47.86%)	(8.29%)	(19.39%)	(24.79%)	(30.21%)	(12.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$397	$362	$631	$814	$1,567	$1,675
Ratios to average net assets:
Net investment income (loss)	(2.43%)	(0.55%)	(0.48%)	(1.40%)	(2.14%)	(2.35%)
Total expenses	2.55%	2.58%	2.56%	2.52%	2.54%	2.47%
Portfolio turnover rate	—	—	—	53%	78%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

INVERSE S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]	Year Ended March 29, 2018[e]	Year Ended March 31, 2017[e,f]	Year Ended March 31, 2016[e,f]
Per Share Data
Net asset value, beginning of period	$168.56	$182.85	$225.22	$297.20	$422.55	$478.85
Income (loss) from investment operations:
Net investment income (loss)[b]	(.23)	— [d]	.50	(1.70)	(5.05)	(7.60)
Net gain (loss) on investments (realized and unrealized)	(80.10)	(13.99)	(42.87)	(70.28)	(120.30)	(48.70)
Total from investment operations	(80.33)	(13.99)	(42.37)	(71.98)	(125.35)	(56.30)
Less distributions from:
Net investment income	—	(.30)	—	—	—	—
Total distributions	—	(.30)	—	—	—	—
Net asset value, end of period	$88.23	$168.56	$182.85	$225.22	$297.20	$422.55

Total Return	(47.66%)	(7.62%)	(18.81%)	(24.23%)	(29.67%)	(11.74%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,783	$68,498	$18,789	$25,544	$27,516	$43,763
Ratios to average net assets:
Net investment income (loss)	(1.67%)	0.01%	0.25%	(0.67%)	(1.40%)	(1.63%)
Total expenses	1.81%	1.84%	1.84%	1.76%	1.80%	1.76%
Portfolio turnover rate	—	—	—	53%	78%	—

[a]	Unaudited figures for the period ended September 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net investment income is less than $0.01 per share.
[e]	Reverse share split (Unaudited) — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020 — See Note 11.
[f]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect at 1:4 reverse share split effective November 7, 2016.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	November 20, 2000
H-Class	May 24, 2000

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	11.6%
Microsoft Corp.	9.3%
Amazon.com, Inc.	9.2%
Facebook, Inc. — Class A	3.7%
Tesla, Inc.	3.0%
Alphabet, Inc. — Class A	2.9%
Alphabet, Inc. — Class C	2.9%
NVIDIA Corp.	2.5%
Adobe, Inc.	1.8%
PayPal Holdings, Inc.	1.7%
Top Ten Total	48.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	103.95%	88.94%	40.30%	35.37%
A-Class Shares with sales charge‡	94.26%	79.96%	38.94%	34.71%
C-Class Shares	103.18%	87.52%	39.24%	34.34%
C-Class Shares with CDSC§	102.18%	86.52%	39.24%	34.34%
H-Class Shares	103.94%	88.93%	40.29%	35.35%
NASDAQ-100 Index	46.75%	48.75%	23.63%	20.43%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2020
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 86.1%

Technology - 39.1%
Apple, Inc.	611,775	$70,849,663
Microsoft Corp.	270,703	56,936,962
NVIDIA Corp.	28,154	15,237,508
Adobe, Inc.*	21,887	10,734,041
Intel Corp.	194,064	10,048,634
Broadcom, Inc.	18,242	6,645,926
QUALCOMM, Inc.	51,483	6,058,519
Texas Instruments, Inc.	41,794	5,967,765
Advanced Micro Devices, Inc.*	53,572	4,392,368
Zoom Video Communications, Inc. — Class A*	8,309	3,906,144
Intuit, Inc.	11,946	3,896,905
Fiserv, Inc.*	30,556	3,148,796
Activision Blizzard, Inc.	35,220	2,851,059
Applied Materials, Inc.	41,673	2,477,460
Micron Technology, Inc.*	50,695	2,380,637
Autodesk, Inc.*	10,001	2,310,331
Lam Research Corp.	6,645	2,204,479
Analog Devices, Inc.	16,845	1,966,485
DocuSign, Inc.*	8,442	1,817,056
Workday, Inc. — Class A*	8,076	1,737,390
Electronic Arts, Inc.*	13,178	1,718,543
Cognizant Technology Solutions Corp. — Class A	24,742	1,717,590
NXP Semiconductor N.V.	12,741	1,590,204
NetEase, Inc. ADR	3,273	1,488,135
Synopsys, Inc.*	6,925	1,481,812
KLA Corp.	7,094	1,374,392
Splunk, Inc.*	7,248	1,363,566
Cadence Design Systems, Inc.*	12,721	1,356,440
Paychex, Inc.	16,371	1,305,915
ASML Holding N.V. — Class G1	3,483	1,286,167
ANSYS, Inc.*	3,915	1,281,105
Microchip Technology, Inc.	11,519	1,183,692
Xilinx, Inc.	11,148	1,162,068
Skyworks Solutions, Inc.	7,622	1,109,001
Cerner Corp.	13,935	1,007,361
Take-Two Interactive Software, Inc.*	5,217	861,953
Maxim Integrated Products, Inc.	12,169	822,746
Citrix Systems, Inc.	5,637	776,271
Check Point Software Technologies Ltd.*	6,397	769,815
Western Digital Corp.	13,804	504,536
Total Technology		239,729,440

Communications - 28.2%
Amazon.com, Inc.*	17,917	56,415,795
Facebook, Inc. — Class A*	86,004	22,524,448
Alphabet, Inc. — Class A*	12,332	18,073,779
Alphabet, Inc. — Class C*	11,934	17,538,206
Netflix, Inc.*	20,123	10,062,104
Comcast Corp. — Class A	208,011	9,622,589
Cisco Systems, Inc.	192,663	7,588,996
T-Mobile US, Inc.*	56,481	6,459,167
Charter Communications, Inc. — Class A*	9,350	5,837,579
JD.com, Inc. ADR*	41,882	3,250,462
Booking Holdings, Inc.*	1,868	3,195,550
MercadoLibre, Inc.*	2,268	2,455,065
eBay, Inc.	31,935	1,663,814
Baidu, Inc. ADR*	12,831	1,624,276
VeriSign, Inc.*	5,241	1,073,619
Sirius XM Holdings, Inc.	198,047	1,061,532
Pinduoduo, Inc. ADR*	13,165	976,185
CDW Corp.	6,510	778,140
Trip.com Group Ltd. ADR*	23,863	743,094
Expedia Group, Inc.	6,192	567,744
Fox Corp. — Class A	15,682	436,430
Liberty Global plc — Class C*	18,198	373,696
Fox Corp. — Class B	11,913	333,207
Liberty Global plc — Class A*	8,317	174,740
Total Communications		172,830,217

Consumer, Non-cyclical - 10.9%
PayPal Holdings, Inc.*	53,538	10,548,592
PepsiCo, Inc.	63,181	8,756,886
Amgen, Inc.	26,725	6,792,426
Intuitive Surgical, Inc.*	5,340	3,788,944
Mondelez International, Inc. — Class A	65,175	3,744,304
Gilead Sciences, Inc.	57,207	3,614,910
Vertex Pharmaceuticals, Inc.*	11,885	3,234,146
Automatic Data Processing, Inc.	19,619	2,736,655
Regeneron Pharmaceuticals, Inc.*	4,770	2,670,151
Illumina, Inc.*	6,662	2,059,091
Biogen, Inc.*	7,224	2,049,304
Monster Beverage Corp.*	24,065	1,930,013
DexCom, Inc.*	4,369	1,801,033
Kraft Heinz Co.	55,786	1,670,790
Cintas Corp.	4,723	1,571,956
Seattle Genetics, Inc.*	7,939	1,553,583
IDEXX Laboratories, Inc.*	3,881	1,525,660
Verisk Analytics, Inc. — Class A	7,410	1,373,147
Moderna, Inc.*,1	18,005	1,273,854
Align Technology, Inc.*	3,595	1,176,859
Alexion Pharmaceuticals, Inc.*	10,001	1,144,414
Incyte Corp.*	9,979	895,516
BioMarin Pharmaceutical, Inc.*	8,275	629,562
Total Consumer, Non-cyclical		66,541,796

Consumer, Cyclical - 7.0%
Tesla, Inc.*	42,518	18,240,647
Costco Wholesale Corp.	20,147	7,152,185
Starbucks Corp.	53,341	4,583,059
Lululemon Athletica, Inc.*	5,672	1,868,187
O’Reilly Automotive, Inc.*	3,380	1,558,450
Ross Stores, Inc.	16,241	1,515,610
Walgreens Boots Alliance, Inc.	39,540	1,420,277
Marriott International, Inc. — Class A	14,798	1,369,999
PACCAR, Inc.	15,795	1,346,998
Fastenal Co.	26,174	1,180,185
Copart, Inc.*	10,713	1,126,579
Dollar Tree, Inc.*	10,828	989,029

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2020
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Ulta Beauty, Inc.*	2,570	$575,629
Total Consumer, Cyclical		42,926,834

Utilities - 0.5%
Xcel Energy, Inc.	23,971	1,654,239
Exelon Corp.	44,467	1,590,140
Total Utilities		3,244,379

Industrial - 0.4%
CSX Corp.	34,909	2,711,382

Total Common Stocks
(Cost $307,262,770)		527,984,048

	Face Amount
U.S. TREASURY BILLS†† - 9.3%
U.S. Treasury Bills
0.08% due 10/29/20[2,3]	$33,310,000	33,307,604
0.08% due 10/15/20[3,4]	18,109,000	18,108,454
0.09% due 10/29/20[2,3]	5,400,000	5,399,611
Total U.S. Treasury Bills
(Cost $56,815,907)		56,815,669

FEDERAL AGENCY DISCOUNT NOTES†† - 2.4%
Federal Home Loan Bank
due 11/30/20[8]	15,000,000	14,998,250
Total Federal Agency Discount Notes
(Cost $14,997,125)		14,998,250

REPURCHASE AGREEMENTS††,5 - 4.5%
J.P. Morgan Securities LLC issued 09/30/20 at 0.06% due 10/01/20[2]	15,354,278	15,354,278
BofA Securities, Inc. issued 09/30/20 at 0.06% due 10/01/20[2]	6,390,878	6,390,878
Barclays Capital, Inc. issued 09/30/20 at 0.06% due 10/01/20[2]	5,815,699	5,815,699
Total Repurchase Agreements
(Cost $27,560,855)		27,560,855

	Shares
SECURITIES LENDING COLLATERAL†,6 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.05%[7]	1,725,026	1,725,026
Total Securities Lending Collateral
(Cost $1,725,026)		1,725,026

Total Investments - 102.6%
(Cost $408,361,683)		$629,083,848
Other Assets & Liabilities, net - (2.6)%		(16,112,801)
Total Net Assets - 100.0%		$612,971,047

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	942	Dec 2020	$214,823,100	$6,692,458

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	0.60% (1 Week USD LIBOR + 0.50%)	At Maturity	11/17/20	28,801	$328,847,280	$1,544,003
Goldman Sachs International	NASDAQ-100 Index	0.65% (1 Week USD LIBOR + 0.55%)	At Maturity	11/19/20	11,816	134,913,277	586,168
BNP Paribas	NASDAQ-100 Index	0.79% (1 Month USD LIBOR + 0.65%)	At Maturity	11/18/20	1,802	20,575,705	498,232
						$484,336,262	$2,628,403

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2020
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2020 — See Note 7.
[2]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2020.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of September 30, 2020.
[8]	Zero coupon rate security.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$527,984,048	$—	$—	$527,984,048
U.S. Treasury Bills	—	56,815,669	—	56,815,669
Federal Agency Discount Notes	—	14,998,250	—	14,998,250
Repurchase Agreements	—	27,560,855	—	27,560,855
Securities Lending Collateral	1,725,026	—	—	1,725,026
Equity Futures Contracts**	6,692,458	—	—	6,692,458
Equity Index Swap Agreements**	—	2,628,403	—	2,628,403
Total Assets	$536,401,532	$102,003,177	$—	$638,404,709

**	This derivative is reported as unrealized appreciation/depreciation at period end.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2020

Assets:
Investments, at value - including $1,682,109 of securities loaned (cost $380,800,828)	$601,522,993
Repurchase agreements, at value (cost $27,560,855)	27,560,855
Unrealized appreciation on OTC swap agreements	2,628,403
Receivables:
Fund shares sold	6,566,540
Variation margin on futures contracts	1,240,232
Dividends	69,371
Securities lending income	134
Interest	46
Total assets	639,588,574

Liabilities:
Payable for:
Securities purchased	14,997,125
Fund shares redeemed	8,874,272
Return of securities lending collateral	1,725,026
Management fees	461,423
Transfer agent and administrative fees	137,891
Distribution and service fees	137,708
Portfolio accounting fees	76,895
Swap settlement	71,260
Trustees’ fees*	11,511
Miscellaneous	124,416
Total liabilities	26,617,527
Commitments and contingent liabilities (Note 12)	—
Net assets	$612,971,047

Net assets consist of:
Paid in capital	$228,743,401
Total distributable earnings (loss)	384,227,646
Net assets	$612,971,047

A-Class:
Net assets	$60,499,313
Capital shares outstanding	209,607
Net asset value per share	$288.63
Maximum offering price per share (Net asset value divided by 95.25%)	$303.02

C-Class:
Net assets	$15,691,210
Capital shares outstanding	69,890
Net asset value per share	$224.51

H-Class:
Net assets	$536,780,524
Capital shares outstanding	1,860,434
Net asset value per share	$288.52

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $2,424)	$1,916,287
Interest	31,737
Income from securities lending, net	1,183
Total investment income	1,949,207

Expenses:
Management fees	2,402,470
Distribution and service fees:
A-Class	63,770
C-Class	67,619
H-Class	586,689
Transfer agent and administrative fees	747,686
Portfolio accounting fees	400,369
Registration fees	340,101
Professional fees	152,326
Trustees’ fees*	52,939
Custodian fees	35,735
Line of credit fees	203
Prime broker interest expense	59
Miscellaneous	118,203
Total expenses	4,968,169
Net investment loss	(3,018,962)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,463,322
Swap agreements	134,212,570
Futures contracts	66,864,538
Net realized gain	203,540,430
Net change in unrealized appreciation (depreciation) on:
Investments	141,757,724
Swap agreements	5,519,159
Futures contracts	(2,124,627)
Net change in unrealized appreciation (depreciation)	145,152,256
Net realized and unrealized gain	348,692,686
Net increase in net assets resulting from operations	$345,673,724

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(3,018,962)	$(3,089,029)
Net realized gain on investments	203,540,430	34,411,122
Net change in unrealized appreciation (depreciation) on investments	145,152,256	(24,558,637)
Net increase in net assets resulting from operations	345,673,724	6,763,456

Distributions to shareholders:
A-Class	—	(2,201,145)
C-Class	—	(821,195)
H-Class	—	(20,505,323)
Total distributions to shareholders	—	(23,527,663)

Capital share transactions:
Proceeds from sale of shares
A-Class	15,690,328	26,258,981
C-Class	5,176,326	7,641,251
H-Class	1,342,251,543	2,637,017,862
Distributions reinvested
A-Class	—	2,066,797
C-Class	—	760,684
H-Class	—	19,146,375
Cost of shares redeemed
A-Class	(19,175,938)	(31,462,970)
C-Class	(7,222,698)	(12,827,695)
H-Class	(1,386,298,244)	(2,750,310,237)
Net decrease from capital share transactions	(49,578,683)	(101,708,952)
Net increase (decrease) in net assets	296,095,041	(118,473,159)

Net assets:
Beginning of period	316,876,006	435,349,165
End of period	$612,971,047	$316,876,006

Capital share activity:
Shares sold
A-Class	69,685	158,471
C-Class	29,190	56,236
H-Class	5,855,849	15,668,999
Shares issued from reinvestment of distributions
A-Class	—	11,125
C-Class	—	5,233
H-Class	—	103,098
Shares redeemed
A-Class	(82,994)	(187,939)
C-Class	(41,027)	(96,339)
H-Class	(5,948,509)	(16,382,838)
Net decrease in shares	(117,806)	(663,954)

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$141.52	$150.26	$128.26	$103.59	$73.03	$73.90
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.30)	(1.16)	(.83)	(.92)	(.73)	(.64)
Net gain (loss) on investments (realized and unrealized)	148.41	2.39	22.83	43.11	32.64	3.07
Total from investment operations	147.11	1.23	22.00	42.19	31.91	2.43
Less distributions from:
Net realized gains	—	(9.97)	—	(17.52)	(1.35)	(3.30)
Total distributions	—	(9.97)	—	(17.52)	(1.35)	(3.30)
Net asset value, end of period	$288.63	$141.52	$150.26	$128.26	$103.59	$73.03

Total Return[c]	103.95%	(0.76%)	17.15%	40.91%	44.21%	2.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,499	$31,547	$36,252	$22,376	$15,489	$15,217
Ratios to average net assets:
Net investment income (loss)	(1.11%)	(0.67%)	(0.59%)	(0.73%)	(0.89%)	(0.86%)
Total expenses	1.84%	1.87%	1.89%	1.79%	1.83%	1.80%
Portfolio turnover rate	114%	237%	113%	217%	167%	114%

C-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$110.50	$119.88	$103.10	$86.38	$61.55	$63.21
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.69)	(1.92)	(1.55)	(1.52)	(1.12)	(1.02)
Net gain (loss) on investments (realized and unrealized)	115.70	2.51	18.33	35.76	27.30	2.66
Total from investment operations	114.01	.59	16.78	34.24	26.18	1.64
Less distributions from:
Net realized gains	—	(9.97)	—	(17.52)	(1.35)	(3.30)
Total distributions	—	(9.97)	—	(17.52)	(1.35)	(3.30)
Net asset value, end of period	$224.51	$110.50	$119.88	$103.10	$86.38	$61.55

Total Return[c]	103.18%	(1.50%)	16.28%	39.81%	43.13%	2.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,691	$9,030	$13,978	$23,110	$21,656	$23,705
Ratios to average net assets:
Net investment income (loss)	(1.87%)	(1.42%)	(1.36%)	(1.48%)	(1.64%)	(1.60%)
Total expenses	2.59%	2.63%	2.60%	2.54%	2.58%	2.55%
Portfolio turnover rate	114%	237%	113%	217%	167%	114%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$141.47	$150.21	$128.21	$103.59	$73.02	$73.90
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.30)	(1.14)	(.85)	(.90)	(.72)	(.64)
Net gain (loss) on investments (realized and unrealized)	148.35	2.37	22.85	43.04	32.64	3.06
Total from investment operations	147.05	1.23	22.00	42.14	31.92	2.42
Less distributions from:
Net realized gains	—	(9.97)	—	(17.52)	(1.35)	(3.30)
Total distributions	—	(9.97)	—	(17.52)	(1.35)	(3.30)
Net asset value, end of period	$288.52	$141.47	$150.21	$128.21	$103.59	$73.02

Total Return	103.94%	(0.76%)	17.16%	40.86%	44.22%	2.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$536,781	$276,299	$385,119	$412,179	$257,154	$229,436
Ratios to average net assets:
Net investment income (loss)	(1.11%)	(0.66%)	(0.59%)	(0.72%)	(0.87%)	(0.85%)
Total expenses	1.84%	1.87%	1.87%	1.79%	1.83%	1.80%
Portfolio turnover rate	114%	237%	113%	217%	167%	114%

[a]	Unaudited figures for the period ended September 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 5:1 share split effective October 31, 2016.

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

INVERSE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	March 8, 2001
H-Class	May 23, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*

Periods Ended September 30, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(59.36%)	(68.42%)	(42.11%)	(38.31%)
A-Class Shares with sales charge‡	(61.29%)	(69.92%)	(42.67%)	(38.61%)
C-Class Shares	(59.52%)	(68.61%)	(42.44%)	(38.74%)
C-Class Shares with CDSC§	(59.91%)	(68.92%)	(42.44%)	(38.74%)
H-Class Shares	(59.34%)	(68.40%)	(42.10%)	(38.31%)
NASDAQ-100 Index	46.75%	48.75%	23.63%	20.43%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2020
INVERSE NASDAQ-100® 2x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 29.7%
U.S. Treasury Bills
0.07% due 10/29/20[1,2]	$2,500,000	$2,499,820
0.08% due 10/29/20[1,2]	450,000	449,968
0.08% due 10/15/20[2,3]	97,000	96,997
Total U.S. Treasury Bills
(Cost $3,046,827)		3,046,785

FEDERAL AGENCY NOTES†† - 27.4%
Federal Farm Credit Bank
0.28% (U.S. Prime Rate - 2.98%, Rate Floor: 0.00%) due 05/10/21[4]	1,000,000	1,000,831
0.39% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[4]	500,000	501,633
0.37% (3 Month U.S. Treasury Bill Rate + 0.27%, Rate Floor: 0.00%) due 05/16/22[4]	500,000	501,566
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[4]	300,000	301,258
Fannie Mae
0.29% (U.S. Secured Overnight Financing Rate + 0.22%, Rate Floor: 0.00%) due 03/16/22[4]	500,000	501,115
Total Federal Agency Notes
(Cost $2,799,907)		2,806,403

REPURCHASE AGREEMENTS††,5 - 46.5%
J.P. Morgan Securities LLC issued 09/30/20 at 0.06% due 10/01/20[1]	2,650,320	2,650,320
BofA Securities, Inc. issued 09/30/20 at 0.06% due 10/01/20[1]	1,103,137	1,103,137
Barclays Capital, Inc. issued 09/30/20 at 0.06% due 10/01/20[1]	1,003,855	1,003,855
Total Repurchase Agreements
(Cost $4,757,312)		4,757,312

Total Investments - 103.6%
(Cost $10,604,046)		$10,610,500
Other Assets & Liabilities, net - (3.6)%		(370,244)
Total Net Assets - 100.0%		$10,240,256

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
NASDAQ-100 Index Mini Futures Contracts	16	Dec 2020	$3,648,800	$(109,914)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	NASDAQ-100 Index	(0.35)% (1 Week USD LIBOR + 0.25%)	At Maturity	11/19/20	258	$2,950,760	$9,708
Barclays Bank plc	NASDAQ-100 Index	(0.45)% (1 Week USD LIBOR + 0.35%)	At Maturity	11/17/20	575	6,560,194	(30,804)
BNP Paribas	NASDAQ-100 Index	(0.29)% (1 Month USD LIBOR + 0.15%)	At Maturity	11/18/20	642	7,331,543	(375,452)
						$16,842,497	$(396,548)

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2020
INVERSE NASDAQ-100® 2x STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2020.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at September 30, 2020.
[4]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$3,046,785	$—	$3,046,785
Federal Agency Notes	—	2,806,403	—	2,806,403
Repurchase Agreements	—	4,757,312	—	4,757,312
Equity Index Swap Agreements**	—	9,708	—	9,708
Total Assets	$—	$10,620,208	$—	$10,620,208

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$109,914	$—	$—	$109,914
Equity Index Swap Agreements**	—	406,256	—	406,256
Total Liabilities	$109,914	$406,256	$—	$516,170

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

INVERSE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2020

Assets:
Investments, at value (cost $5,846,734)	$5,853,188
Repurchase agreements, at value (cost $4,757,312)	4,757,312
Segregated cash with broker	159,488
Unrealized appreciation on OTC swap agreements	9,708
Receivables:
Fund shares sold	2,368,595
Swap settlement	49,010
Interest	1,319
Total assets	13,198,620

Liabilities:
Unrealized depreciation on OTC swap agreements	406,256
Payable for:
Fund shares redeemed	2,508,499
Variation margin on futures contracts	20,720
Management fees	9,996
Transfer agent and administrative fees	2,987
Distribution and service fees	2,827
Portfolio accounting fees	1,666
Trustees’ fees*	314
Miscellaneous	5,099
Total liabilities	2,958,364
Commitments and contingent liabilities (Note 12)	—
Net assets	$10,240,256

Net assets consist of:
Paid in capital	$131,640,103
Total distributable earnings (loss)	(121,399,847)
Net assets	$10,240,256

A-Class:
Net assets	$310,283
Capital shares outstanding	4,125
Net asset value per share	$75.22
Maximum offering price per share (Net asset value divided by 95.25%)	$78.97

C-Class:
Net assets	$67,707
Capital shares outstanding	1,038
Net asset value per share	$65.23

H-Class:
Net assets	$9,862,266
Capital shares outstanding	131,008
Net asset value per share	$75.28

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2020

Investment Income:
Interest	$10,180
Total investment income	10,180

Expenses:
Management fees	58,742
Distribution and service fees:
A-Class	396
C-Class	489
H-Class	15,801
Transfer agent and administrative fees	18,284
Portfolio accounting fees	9,790
Professional fees	2,977
Trustees’ fees*	1,778
Custodian fees	899
Prime broker interest expense	22
Miscellaneous	11,567
Total expenses	120,745
Net investment loss	(110,565)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(238)
Swap agreements	(6,669,565)
Futures contracts	(701,970)
Net realized loss	(7,371,773)
Net change in unrealized appreciation (depreciation) on:
Investments	7,663
Swap agreements	(637,670)
Futures contracts	(40,045)
Net change in unrealized appreciation (depreciation)	(670,052)
Net realized and unrealized loss	(8,041,825)
Net decrease in net assets resulting from operations	$(8,152,390)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(110,565)	$18,439
Net realized loss on investments	(7,371,773)	(7,433,511)
Net change in unrealized appreciation (depreciation) on investments	(670,052)	431,985
Net decrease in net assets resulting from operations	(8,152,390)	(6,983,087)

Distributions to shareholders:
A-Class	—	(81)
C-Class	—	(78)
H-Class	—	(4,217)
Total distributions to shareholders	—	(4,376)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,272,336	6,609,438
C-Class	1,660,886	3,015,156
H-Class	544,217,554	775,853,576
Distributions reinvested
A-Class	—	81
C-Class	—	70
H-Class	—	3,900
Cost of shares redeemed
A-Class	(2,973,177)	(7,465,719)
C-Class	(1,576,567)	(3,117,434)
H-Class	(538,729,503)	(768,601,584)
Net increase from capital share transactions	5,871,529	6,297,484
Net decrease in net assets	(2,280,861)	(689,979)

Net assets:
Beginning of period	12,521,117	13,211,096
End of period	$10,240,256	$12,521,117

Capital share activity:*
Shares sold
A-Class	34,431	31,193
C-Class	18,649	15,948
H-Class	5,580,066	3,504,786
Shares issued from reinvestment of distributions
A-Class	—	1
C-Class	—	1
H-Class	—	20
Shares redeemed
A-Class	(32,036)	(34,432)
C-Class	(18,009)	(16,533)
H-Class	(5,514,618)	(3,482,294)
Net increase in shares	68,483	18,690

*	Capital share activity for the year ended March 31, 2020, has been restated to reflect a 1:10 reverse share split effective August 10, 2020 (Unaudited) — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

INVERSE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]	Year Ended March 31, 2017[d,e]	Year Ended March 31, 2016[d,e]
Per Share Data
Net asset value, beginning of period	$185.07	$270.16	$375.67	$588.59	$929.25	$1,161.77
Income (loss) from investment operations:
Net investment income (loss)[b]	(.14)	.40	.90	(3.00)	(10.30)	(17.40)
Net gain (loss) on investments (realized and unrealized)	(109.71)	(85.39)	(106.41)[f]	(209.92)	(330.36)	(215.12)
Total from investment operations	(109.85)	(84.99)	(105.51)	(212.92)	(340.66)	(232.52)
Less distributions from:
Net investment income	—	(.10)	—	—	—	—
Total distributions	—	(.10)	—	—	—	—
Net asset value, end of period	$75.22	$185.07	$270.16	$375.67	$588.59	$929.25

Total Return[c]	(59.36%)	(31.48%)	(28.08%)	(36.16%)	(36.67%)	(19.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$310	$320	$1,342	$256	$155	$832
Ratios to average net assets:
Net investment income (loss)	(1.67%)	0.17%	0.29%	(0.66%)	(1.31%)	(1.67%)
Total expenses	1.82%	1.87%	1.90%	1.81%	1.93%	1.79%
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]	Year Ended March 31, 2017[d,e]	Year Ended March 31, 2016[d,e]
Per Share Data
Net asset value, beginning of period	$161.13	$236.63	$331.26	$522.61	$827.52	$1,038.26
Income (loss) from investment operations:
Net investment income (loss)[b]	(.14)	(1.00)	(1.30)	(6.30)	(14.80)	(22.80)
Net gain (loss) on investments (realized and unrealized)	(95.76)	(74.40)	(93.33)[f]	(185.05)	(290.11)	(187.94)
Total from investment operations	(95.90)	(75.40)	(94.63)	(191.35)	(304.91)	(210.74)
Less distributions from:
Net investment income	—	(.10)	—	—	—	—
Total distributions	—	(.10)	—	—	—	—
Net asset value, end of period	$65.23	$161.13	$236.63	$331.26	$522.61	$827.52

Total Return[c]	(59.52%)	(31.89%)	(28.58%)	(36.61%)	(36.84%)	(20.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68	$64	$233	$219	$285	$1,104
Ratios to average net assets:
Net investment income (loss)	(2.38%)	(0.54%)	(0.49%)	(1.44%)	(2.09%)	(2.42%)
Total expenses	2.58%	2.63%	2.58%	2.49%	2.56%	2.53%
Portfolio turnover rate	—	—	—	—	—	—

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]	Year Ended March 31, 2017[d,e]	Year Ended March 31, 2016[d,e]
Per Share Data
Net asset value, beginning of period	$185.13	$270.31	$376.26	$589.53	$928.60	$1,160.19
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	.20	.80	(3.00)	(10.20)	(17.40)
Net gain (loss) on investments (realized and unrealized)	(109.73)	(85.28)	(106.75)[f]	(210.27)	(328.87)	(214.19)
Total from investment operations	(109.85)	(85.08)	(105.95)	(213.27)	(339.07)	(231.59)
Less distributions from:
Net investment income	—	(.10)	—	—	—	—
Total distributions	—	(.10)	—	—	—	—
Net asset value, end of period	$75.28	$185.13	$270.31	$376.26	$589.53	$928.60

Total Return	(59.34%)	(31.50%)	(28.17%)	(36.17%)	(36.53%)	(19.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,862	$12,137	$11,636	$13,073	$20,270	$42,995
Ratios to average net assets:
Net investment income (loss)	(1.69%)	0.10%	0.25%	(0.67%)	(1.32%)	(1.68%)
Total expenses	1.85%	1.87%	1.88%	1.80%	1.83%	1.80%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended September 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Reverse share split (Unaudited) — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:10 reverse share split effective August 10, 2020 — See Note 11.
[e]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 31, 2016.
[f]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance, before fees and expenses, of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
UnitedHealth Group, Inc.	5.7%
Home Depot, Inc.	5.1%
Amgen, Inc.	4.6%
salesforce.com, Inc.	4.6%
McDonald’s Corp.	4.0%
Microsoft Corp.	3.8%
Goldman Sachs Group, Inc.	3.7%
Visa, Inc. — Class A	3.7%
Boeing Co.	3.0%
Honeywell International, Inc.	3.0%
Top Ten Total	41.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	56.32%	(5.74%)	20.18%	19.06%
A-Class Shares with sales charge‡	48.90%	(10.21%)	19.02%	18.48%
C-Class Shares	55.72%	(6.44%)	19.30%	18.17%
C-Class Shares with CDSC§	54.72%	(7.34%)	19.30%	18.17%
H-Class Shares	56.28%	(5.74%)	20.18%	19.04%
Dow Jones Industrial Average Index	28.25%	5.70%	14.02%	12.69%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2020
DOW 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 77.2%

Consumer, Non-cyclical - 18.0%
UnitedHealth Group, Inc.	8,631	$2,690,887
Amgen, Inc.	8,631	2,193,655
Johnson & Johnson	8,631	1,284,983
Procter & Gamble Co.	8,631	1,199,623
Merck & Company, Inc.	8,631	715,942
Coca-Cola Co.	8,631	426,112
Total Consumer, Non-cyclical		8,511,202

Consumer, Cyclical - 14.6%
Home Depot, Inc.	8,631	2,396,915
McDonald’s Corp.	8,631	1,894,418
Walmart, Inc.	8,631	1,207,563
NIKE, Inc. — Class B	8,631	1,083,536
Walgreens Boots Alliance, Inc.	8,631	310,026
Total Consumer, Cyclical		6,892,458

Technology - 13.7%
salesforce.com, Inc.*	8,631	2,169,143
Microsoft Corp.	8,631	1,815,358
International Business Machines Corp.	8,631	1,050,134
Apple, Inc.	8,631	999,556
Intel Corp.	8,631	446,913
Total Technology		6,481,104

Financial - 12.9%
Goldman Sachs Group, Inc.	8,631	1,734,572
Visa, Inc. — Class A	8,631	1,725,941
Travelers Companies, Inc.	8,631	933,788
American Express Co.	8,631	865,258
JPMorgan Chase & Co.	8,631	830,906
Total Financial		6,090,465

Industrial - 11.7%
Boeing Co.	8,631	1,426,359
Honeywell International, Inc.	8,631	1,420,749
3M Co.	8,631	1,382,513
Caterpillar, Inc.	8,631	1,287,314
Total Industrial		5,516,935

Communications - 4.1%
Walt Disney Co.	8,631	1,070,935
Verizon Communications, Inc.	8,631	513,458
Cisco Systems, Inc.	8,631	339,975
Total Communications		1,924,368

Energy - 1.3%
Chevron Corp.	8,631	621,432

Basic Materials - 0.9%
Dow, Inc.	8,631	406,088

Total Common Stocks
(Cost $29,882,376)		36,444,052

	Face Amount
U.S. TREASURY BILLS†† - 10.3%
U.S. Treasury Bills
0.08% due 10/29/20[1,2]	$3,450,000	3,449,752
0.07% due 10/29/20[1,2]	800,000	799,943
0.08% due 10/15/20[2,3]	629,000	628,981
Total U.S. Treasury Bills
(Cost $4,878,714)		4,878,676

REPURCHASE AGREEMENTS††,4 - 7.4%
J.P. Morgan Securities LLC issued 09/30/20 at 0.06% due 10/01/20[1]	1,959,267	1,959,267
BofA Securities, Inc. issued 09/30/20 at 0.06% due 10/01/20[1]	815,502	815,502
Barclays Capital, Inc. issued 09/30/20 at 0.06% due 10/01/20[1]	742,106	742,106
Total Repurchase Agreements
(Cost $3,516,875)		3,516,875

Total Investments - 94.9%
(Cost $38,277,965)		$44,839,603
Other Assets & Liabilities, net - 5.1%		2,412,056
Total Net Assets - 100.0%		$47,251,659

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	49	Dec 2020	$6,772,535	$72,574

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2020
DOW 2x STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Dow Jones Industrial Average Index	0.64% (1 Month USD LIBOR + 0.50%)	At Maturity	11/18/20	774	$21,503,914	$568,413
Barclays Bank plc	Dow Jones Industrial Average Index	0.60% (1 Week USD LIBOR + 0.50%)	At Maturity	11/17/20	1,081	30,031,426	213,644
						$51,535,340	$782,057

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2020.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at September 30, 2020.
[4]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$36,444,052	$—	$—	$36,444,052
U.S. Treasury Bills	—	4,878,676	—	4,878,676
Repurchase Agreements	—	3,516,875	—	3,516,875
Equity Futures Contracts**	72,574	—	—	72,574
Equity Index Swap Agreements**	—	782,057	—	782,057
Total Assets	$36,516,626	$9,177,608	$—	$45,694,234

**	This derivative is reported as unrealized appreciation/depreciation at period end.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2020

Assets:
Investments, at value (cost $34,761,090)	$41,322,728
Repurchase agreements, at value (cost $3,516,875)	3,516,875
Unrealized appreciation on OTC swap agreements	782,057
Receivables:
Fund shares sold	2,324,169
Variation margin on futures contracts	53,999
Dividends	11,604
Interest	6
Total assets	48,011,438

Liabilities:
Payable for:
Fund shares redeemed	678,794
Management fees	34,740
Distribution and service fees	10,719
Transfer agent and administrative fees	10,382
Portfolio accounting fees	5,790
Swap settlement	1,797
Trustees’ fees*	952
Miscellaneous	16,605
Total liabilities	759,779
Commitments and contingent liabilities (Note 12)	—
Net assets	$47,251,659

Net assets consist of:
Paid in capital	$42,120,535
Total distributable earnings (loss)	5,131,124
Net assets	$47,251,659

A-Class:
Net assets	$8,754,608
Capital shares outstanding	95,935
Net asset value per share	$91.26
Maximum offering price per share (Net asset value divided by 95.25%)	$95.81

C-Class:
Net assets	$1,624,859
Capital shares outstanding	20,523
Net asset value per share	$79.17

H-Class:
Net assets	$36,872,192
Capital shares outstanding	405,451
Net asset value per share	$90.94

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2020

Investment Income:
Dividends	$381,561
Interest	3,296
Total investment income	384,857

Expenses:
Management fees	185,254
Distribution and service fees:
A-Class	10,345
C-Class	9,449
H-Class	38,754
Transfer agent and administrative fees	57,495
Portfolio accounting fees	30,873
Registration Fees	26,217
Professional fees	8,500
Trustees’ fees*	4,587
Custodian fees	2,767
Miscellaneous	11,729
Total expenses	385,970
Net investment loss	(1,113)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,136,079
Swap agreements	6,455,415
Futures contracts	1,510,640
Net realized gain	9,102,134
Net change in unrealized appreciation (depreciation) on:
Investments	4,397,316
Swap agreements	1,492,405
Futures contracts	(218,785)
Net change in unrealized appreciation (depreciation)	5,670,936
Net realized and unrealized gain	14,773,070
Net increase in net assets resulting from operations	$14,771,957

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,113)	$165,274
Net realized gain (loss) on investments	9,102,134	(4,818,980)
Net change in unrealized appreciation (depreciation) on investments	5,670,936	(7,532,737)
Net increase (decrease) in net assets resulting from operations	14,771,957	(12,186,443)

Distributions to shareholders:
A-Class	—	(368,691)
C-Class	—	(81,482)
H-Class	—	(1,002,324)
Total distributions to shareholders	—	(1,452,497)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,942,491	6,985,394
C-Class	1,093,599	4,247,839
H-Class	206,525,413	318,868,616
Distributions reinvested
A-Class	—	352,465
C-Class	—	78,884
H-Class	—	839,961
Cost of shares redeemed
A-Class	(5,335,847)	(8,896,442)
C-Class	(1,710,875)	(4,486,340)
H-Class	(196,914,476)	(326,894,461)
Net increase (decrease) from capital share transactions	8,600,305	(8,904,084)
Net increase (decrease) in net assets	23,372,262	(22,543,024)

Net assets:
Beginning of period	23,879,397	46,422,421
End of period	$47,251,659	$23,879,397

Capital share activity:
Shares sold
A-Class	63,335	81,965
C-Class	16,524	52,016
H-Class	2,591,889	3,403,218
Shares issued from reinvestment of distributions
A-Class	—	3,299
C-Class	—	846
H-Class	—	7,888
Shares redeemed
A-Class	(65,912)	(102,007)
C-Class	(23,793)	(52,722)
H-Class	(2,473,702)	(3,480,852)
Net increase (decrease) in shares	108,341	(86,349)

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$58.38	$93.69	$83.19	$64.70	$47.00	$50.69
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	.44	.34	.26	.02	(.21)
Net gain (loss) on investments (realized and unrealized)	32.86	(32.14)	10.16	22.94	18.03	(.43)
Total from investment operations	32.88	(31.70)	10.50	23.20	18.05	(.64)
Less distributions from:
Net investment income	—	(.39)	—	(.13)	—	—
Net realized gains	—	(3.22)	—	(4.58)	(.35)	(3.05)
Total distributions	—	(3.61)	—	(4.71)	(.35)	(3.05)
Net asset value, end of period	$91.26	$58.38	$93.69	$83.19	$64.70	$47.00

Total Return[c]	56.32%	(35.58%)	12.62%	35.39%	38.49%	(1.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,755	$5,752	$10,799	$11,055	$8,686	$8,280
Ratios to average net assets:
Net investment income (loss)	0.06%	0.45%	0.39%	0.34%	0.04%	(0.45%)
Total expenses	1.84%	1.87%	1.87%	1.80%	1.86%	1.82%
Portfolio turnover rate	89%	126%	239%	223%	350%	1,023%

C-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$50.84	$82.59	$73.88	$58.24	$42.64	$46.62
Income (loss) from investment operations:
Net investment income (loss)[b]	(.24)	(.28)	(.26)	(.35)	(.32)	(.51)
Net gain (loss) on investments (realized and unrealized)	28.57	(27.86)	8.97	20.70	16.27	(.42)
Total from investment operations	28.33	(28.14)	8.71	20.35	15.95	(.93)
Less distributions from:
Net investment income	—	(.39)	—	(.13)	—	—
Net realized gains	—	(3.22)	—	(4.58)	(.35)	(3.05)
Total distributions	—	(3.61)	—	(4.71)	(.35)	(3.05)
Net asset value, end of period	$79.17	$50.84	$82.59	$73.88	$58.24	$42.64

Total Return[c]	55.72%	(36.06%)	11.79%	34.41%	37.49%	(1.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,625	$1,413	$2,284	$3,465	$2,593	$3,459
Ratios to average net assets:
Net investment income (loss)	(0.69%)	(0.32%)	(0.34%)	(0.49%)	(0.68%)	(1.18%)
Total expenses	2.59%	2.62%	2.61%	2.54%	2.60%	2.56%
Portfolio turnover rate	89%	126%	239%	223%	350%	1,023%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value, beginning of period	$58.19	$93.39	$82.92	$64.50	$46.86	$50.54
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	.43	.32	.14	—	(.18)
Net gain (loss) on investments (realized and unrealized)	32.74	(32.02)	10.15	22.99	17.99	(.45)
Total from investment operations	32.75	(31.59)	10.47	23.13	17.99	(.63)
Less distributions from:
Net investment income	—	(.39)	—	(.13)	—	—
Net realized gains	—	(3.22)	—	(4.58)	(.35)	(3.05)
Total distributions	—	(3.61)	—	(4.71)	(.35)	(3.05)
Net asset value, end of period	$90.94	$58.19	$93.39	$82.92	$64.50	$46.86

Total Return	56.28%	(35.58%)	12.63%	35.37%	38.50%	(1.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,872	$16,715	$33,340	$46,021	$23,055	$21,389
Ratios to average net assets:
Net investment income (loss)	0.02%	0.43%	0.36%	0.18%	—	(0.40%)
Total expenses	1.84%	1.88%	1.87%	1.80%	1.86%	1.82%
Portfolio turnover rate	89%	126%	239%	223%	350%	1,023%

[a]	Unaudited figures for the period ended September 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*

Periods Ended September 30, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(45.92%)	(38.96%)	(30.72%)	(28.25%)
A-Class Shares with sales charge‡	(48.48%)	(41.86%)	(31.39%)	(28.60%)
C-Class Shares	(46.05%)	(39.34%)	(31.23%)	(28.81%)
C-Class Shares with CDSC§	(46.59%)	(39.95%)	(31.23%)	(28.81%)
H-Class Shares	(45.90%)	(38.96%)	(30.71%)	(28.24%)
Dow Jones Industrial Average Index	28.25%	5.70%	14.02%	12.69%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2020
INVERSE DOW 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 31.6%
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[1]	$500,000	$502,025
0.28% (U.S. Prime Rate - 2.98%, Rate Floor: 0.00%) due 05/10/21[1]	500,000	500,416
0.39% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[1]	400,000	401,306
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[1]	180,000	180,755
Total Federal Agency Notes
(Cost $1,580,077)		1,584,502

U.S. TREASURY BILLS†† - 30.9%
U.S. Treasury Bills
0.07% due 10/29/20[2,3]	1,000,000	999,928
0.08% due 10/29/20[2,3]	500,000	499,964
0.08% due 10/15/20[3,4]	48,000	47,999
Total U.S. Treasury Bills
(Cost $1,547,910)		1,547,891

REPURCHASE AGREEMENTS††,5 - 43.3%
J.P. Morgan Securities LLC issued 09/30/20 at 0.06% due 10/01/20[2]	1,206,932	1,206,932
BofA Securities, Inc. issued 09/30/20 at 0.06% due 10/01/20[2]	502,358	502,358
Barclays Capital, Inc. issued 09/30/20 at 0.06% due 10/01/20[2]	457,146	457,146
Total Repurchase Agreements
(Cost $2,166,436)		2,166,436

Total Investments - 105.8%
(Cost $5,294,423)		$5,298,829
Other Assets & Liabilities, net - (5.8)%		(291,227)
Total Net Assets - 100.0%		$5,007,602

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
Dow Jones Industrial Average Index Mini Futures Contracts	7	Dec 2020	$967,505	$(3,245)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Dow Jones Industrial Average Index	(0.35)% (1 Week USD LIBOR + 0.25%)	At Maturity	11/17/20	114	$3,177,349	$(22,603)
BNP Paribas	Dow Jones Industrial Average Index	(0.14)% (1 Month USD LIBOR)	At Maturity	11/18/20	213	5,912,604	(66,258)
						$9,089,953	$(88,861)

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2020
INVERSE DOW 2x STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2020.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$1,584,502	$—	$1,584,502
U.S. Treasury Bills	—	1,547,891	—	1,547,891
Repurchase Agreements	—	2,166,436	—	2,166,436
Total Assets	$—	$5,298,829	$—	$5,298,829

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$3,245	$—	$—	$3,245
Equity Index Swap Agreements**	—	88,861	—	88,861
Total Liabilities	$3,245	$88,861	$—	$92,106

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2020

Assets:
Investments, at value (cost $3,127,987)	$3,132,393
Repurchase agreements, at value (cost $2,166,436)	2,166,436
Segregated cash with broker	47,242
Receivables:
Fund shares sold	2,080,681
Interest	766
Total assets	7,427,518

Liabilities:
Unrealized depreciation on OTC swap agreements	88,861
Payable for:
Fund shares redeemed	2,159,445
Swap settlement	149,602
Variation margin on futures contracts	11,424
Management fees	4,035
Distribution and service fees	1,264
Transfer agent and administrative fees	1,206
Portfolio accounting fees	673
Trustees’ fees*	206
Miscellaneous	3,200
Total liabilities	2,419,916
Commitments and contingent liabilities (Note 12)	—
Net assets	$5,007,602

Net assets consist of:
Paid in capital	$49,356,784
Total distributable earnings (loss)	(44,349,182)
Net assets	$5,007,602

A-Class:
Net assets	$781,321
Capital shares outstanding	9,717
Net asset value per share	$80.41
Maximum offering price per share (Net asset value divided by 95.25%)	$84.42

C-Class:
Net assets	$289,929
Capital shares outstanding	4,111
Net asset value per share	$70.53

H-Class:
Net assets	$3,936,352
Capital shares outstanding	48,787
Net asset value per share	$80.68

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2020

Investment Income:
Interest	$7,519
Total investment income	7,519

Expenses:
Management fees	34,088
Distribution and service fees:
A-Class	954
C-Class	1,589
H-Class	8,120
Transfer agent and administrative fees	10,602
Portfolio accounting fees	5,681
Professional fees	2,057
Trustees’ fees*	1,069
Custodian fees	526
Miscellaneous	6,343
Total expenses	71,029
Net investment loss	(63,510)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,981
Swap agreements	(4,986,448)
Futures contracts	(378,039)
Net realized loss	(5,362,506)
Net change in unrealized appreciation (depreciation) on:
Investments	4,636
Swap agreements	106,386
Futures contracts	34,267
Net change in unrealized appreciation (depreciation)	145,289
Net realized and unrealized loss	(5,217,217)
Net decrease in net assets resulting from operations	$(5,280,727)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(63,510)	$2,622
Net realized gain (loss) on investments	(5,362,506)	1,084,799
Net change in unrealized appreciation (depreciation) on investments	145,289	(108,416)
Net increase (decrease) in net assets resulting from operations	(5,280,727)	979,005

Distributions to shareholders:
A-Class	—	(2,076)
C-Class	—	(520)
H-Class	—	(9,291)
Total distributions to shareholders	—	(11,887)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,437,361	4,547,186
C-Class	2,005,849	3,355,746
H-Class	145,304,979	137,332,064
Distributions reinvested
A-Class	—	1,245
C-Class	—	175
H-Class	—	9,078
Cost of shares redeemed
A-Class	(4,973,052)	(3,440,791)
C-Class	(1,875,981)	(3,181,875)
H-Class	(144,198,681)	(135,357,138)
Net increase from capital share transactions	700,475	3,265,690
Net increase (decrease) in net assets	(4,580,252)	4,232,808

Net assets:
Beginning of period	9,587,854	5,355,046
End of period	$5,007,602	$9,587,854

Capital share activity:*
Shares sold
A-Class	46,096	30,698
C-Class	23,461	28,774
H-Class	1,457,060	997,573
Shares issued from reinvestment of distributions
A-Class	—	10
C-Class	—	2
H-Class	—	76
Shares redeemed
A-Class	(49,510)	(24,200)
C-Class	(22,329)	(27,437)
H-Class	(1,456,863)	(977,691)
Net increase (decrease) in shares	(2,085)	27,805

*	Capital share activity for the year ended March 31, 2020 has been restated to reflect a 1:15 reverse share split effective August 10, 2020 (Unaudited) — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]	Year Ended March 29, 2018[e]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$148.69	$145.60	$181.75	$265.63	$395.13	$455.40
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	.15	.45	(1.65)	(4.95)	(7.65)
Net gain (loss) on investments (realized and unrealized)	(68.20)	3.24	(36.60)	(82.23)	(124.55)	(52.62)
Total from investment operations	(68.28)	3.39	(36.15)	(83.88)	(129.50)	(60.27)
Less distributions from:
Net investment income	—	(.30)	—	—	—	—
Total distributions	—	(.30)	—	—	—	—
Net asset value, end of period	$80.41	$148.69	$145.60	$181.75	$265.63	$395.13

Total Return[c]	(45.92%)	2.27%	(19.88%)	(31.56%)	(32.76%)	(13.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$781	$1,952	$964	$573	$1,110	$2,240
Ratios to average net assets:
Net investment income (loss)	(1.64%)	0.12%	0.25%	(0.78%)	(1.47%)	(1.72%)
Total expenses	1.85%	1.86%	1.88%	1.80%	1.85%	1.82%
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]	Year Ended March 29, 2018[e]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$130.74	$129.05	$162.44	$239.58	$358.50	$416.08
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	(.75)	(.90)	(2.40)	(6.75)	(10.20)
Net gain (loss) on investments (realized and unrealized)	(60.12)	2.74	(32.49)	(74.74)	(112.17)	(47.38)
Total from investment operations	(60.21)	1.99	(33.39)	(77.14)	(118.92)	(57.58)
Less distributions from:
Net investment income	—	(.30)	—	—	—	—
Total distributions	—	(.30)	—	—	—	—
Net asset value, end of period	$70.53	$130.74	$129.05	$162.44	$239.58	$358.50

Total Return[c]	(46.05%)	1.63%	(20.59%)	(32.19%)	(33.22%)	(13.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$290	$389	$212	$1,028	$393	$766
Ratios to average net assets:
Net investment income (loss)	(2.40%)	(0.66%)	(0.59%)	(1.39%)	(2.22%)	(2.46%)
Total expenses	2.60%	2.62%	2.56%	2.55%	2.62%	2.53%
Portfolio turnover rate	—	—	—	—	—	—

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]	Year Ended March 29, 2018[e]	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$149.13	$145.97	$182.43	$266.50	$396.08	$456.64
Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	— [d]	.30	(1.50)	(4.95)	(7.65)
Net gain (loss) on investments (realized and unrealized)	(68.38)	3.46	(36.76)	(82.57)	(124.63)	(52.91)
Total from investment operations	(68.45)	3.46	(36.46)	(84.07)	(129.58)	(60.56)
Less distributions from:
Net investment income	—	(.30)	—	—	—	—
Total distributions	—	(.30)	—	—	—	—
Net asset value, end of period	$80.68	$149.13	$145.97	$182.43	$266.50	$396.08

Total Return	(45.90%)	2.37%	(19.98%)	(31.57%)	(32.71%)	(13.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,936	$7,246	$4,179	$5,957	$8,442	$8,690
Ratios to average net assets:
Net investment income (loss)	(1.65%)	0.06%	0.20%	(0.74%)	(1.46%)	(1.72%)
Total expenses	1.84%	1.87%	1.89%	1.80%	1.85%	1.82%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended September 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net investment income is less than $0.01 per share.
[e]	Reverse share split (Unaudited) — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:15 reverse share split effective August 10, 2020 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*

Periods Ended September 30, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	60.14%	(18.03%)	6.47%	11.50%
A-Class Shares with sales charge‡	52.53%	(21.92%)	5.44%	10.96%
C-Class Shares	59.56%	(18.63%)	5.68%	10.70%
C-Class Shares with CDSC§	58.56%	(19.44%)	5.68%	10.70%
H-Class Shares	60.05%	(18.12%)	6.36%	11.43%
Russell 2000 Index	31.60%	0.39%	9.22%	11.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2020
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
RIGHTS††† - 0.0%

Consumer, Non-cyclical - 0.0%
Elanco Animal Health, Inc.*	232	$—
Omthera Pharmaceuticals, Inc.*	110	—
Tobira Therapeutics, Inc.*	80	—
Oncternal Therapeutics, Inc.*	2	—
Total Consumer, Non-cyclical		—

Communications - 0.0%
Nexstar Media Group, Inc.*	852	—
Total Rights
(Cost $4)		—

	Face Amount
FEDERAL AGENCY NOTES†† - 41.7%
Federal Home Loan Bank
0.13% (3 Month USD LIBOR - 0.17%, Rate Floor: 0.00%) due 01/06/21[1]	$2,500,000	2,499,915
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[1]	2,000,000	2,008,101
0.40% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[1]	2,000,000	2,007,770
Freddie Mac
0.20% (U.S. Secured Overnight Financing Rate + 0.13%, Rate Floor: 0.00%) due 08/05/22[1]	2,000,000	2,001,887
0.75% due 04/27/23	1,500,000	1,500,486
Total Federal Agency Notes
(Cost $10,000,326)		10,018,159

U.S. TREASURY BILLS†† - 19.3%
U.S. Treasury Bills
0.08% due 10/29/20[2,3]	3,540,000	3,539,745
0.09% due 10/29/20[2,3]	575,000	574,959
0.07% due 10/29/20[2,3]	400,000	399,971
0.08% due 10/15/20[3,4]	129,000	128,996
Total U.S. Treasury Bills
(Cost $4,643,709)		4,643,671

FEDERAL AGENCY DISCOUNT NOTES†† - 8.7%
Federal Home Loan Bank
due 10/07/20[6]	2,100,000	2,099,979
Total Federal Agency Discount Notes
(Cost $2,099,979)		2,099,979

REPURCHASE AGREEMENTS††,5 - 25.9%
J.P. Morgan Securities LLC issued 09/30/20 at 0.06% due 10/01/20[2]	3,461,700	3,461,700
BofA Securities, Inc. issued 09/30/20 at 0.06% due 10/01/20[2]	1,440,856	1,440,856
Barclays Capital, Inc. issued 09/30/20 at 0.06% due 10/01/20[2]	1,311,179	1,311,179
Total Repurchase Agreements
(Cost $6,213,735)		6,213,735

Total Investments - 95.6%
(Cost $22,957,753)		$22,975,544
Other Assets & Liabilities, net - 4.4%		1,045,044
Total Net Assets - 100.0%		$24,020,588

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	4	Dec 2020	$301,060	$11,864

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
BNP Paribas	Russell 2000 Index	0.24% (1 Month USD LIBOR + 0.10%)	At Maturity	11/18/20	5,593	$8,432,166	$299,662
Barclays Bank plc	Russell 2000 Index	0.10% (1 Week USD LIBOR)	At Maturity	11/17/20	9,308	14,033,971	(24,669)
Goldman Sachs International	Russell 2000 Index	0.35% (1 Week USD LIBOR + 0.25%)	At Maturity	11/19/20	16,787	25,309,123	(74,309)
						$47,775,260	$200,684

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2020
RUSSELL 2000® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2020.
[5]	Repurchase Agreements — See Note 6.
[6]	Zero coupon rate security.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Rights	$—	$—	$—	*	$—
Federal Agency Notes	—	10,018,159	—		10,018,159
U.S. Treasury Bills	—	4,643,671	—		4,643,671
Federal Agency Discount Notes	—	2,099,979	—		2,099,979
Repurchase Agreements	—	6,213,735	—		6,213,735
Equity Futures Contracts**	11,864	—	—		11,864
Equity Index Swap Agreements**	—	299,662	—		299,662
Total Assets	$11,864	$23,275,206	$—		$23,287,070

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$98,978	$—	$98,978

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2020

Assets:
Investments, at value (cost $16,744,018)	$16,761,809
Repurchase agreements, at value (cost $6,213,735)	6,213,735
Unrealized appreciation on OTC swap agreements	299,662
Receivables:
Fund shares sold	5,340,587
Interest	7,465
Total assets	28,623,258

Liabilities:
Unrealized depreciation on OTC swap agreements	98,978
Payable for:
Fund shares redeemed	4,448,271
Management fees	19,225
Swap settlement	8,484
Transfer agent and administrative fees	5,745
Distribution and service fees	5,523
Portfolio accounting fees	3,204
Variation margin on futures contracts	1,793
Trustees’ fees*	174
Miscellaneous	11,273
Total liabilities	4,602,670
Commitments and contingent liabilities (Note 12)	—
Net assets	$24,020,588

Net assets consist of:
Paid in capital	$23,752,752
Total distributable earnings (loss)	267,836
Net assets	$24,020,588

A-Class:
Net assets	$2,560,423
Capital shares outstanding	23,642
Net asset value per share	$108.30
Maximum offering price per share (Net asset value divided by 95.25%)	$113.70

C-Class:
Net assets	$284,783
Capital shares outstanding	2,961
Net asset value per share	$96.18

H-Class:
Net assets	$21,175,382
Capital shares outstanding	196,843
Net asset value per share	$107.57

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2020

Investment Income:
Interest	$16,489
Total investment income	16,489

Expenses:
Management fees	108,790
Distribution and service fees:
A-Class	3,075
C-Class	1,440
H-Class	26,787
Transfer agent and administrative fees	33,697
Portfolio accounting fees	18,131
Registration fees	13,328
Trustees’ fees*	3,018
Professional fees	2,935
Custodian fees	1,633
Prime broker interest expense	76
Miscellaneous	11,935
Total expenses	224,845
Net investment loss	(208,356)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,063
Swap agreements	8,296,825
Futures contracts	1,717,916
Net realized gain	10,021,804
Net change in unrealized appreciation (depreciation) on:
Investments	19,178
Swap agreements	(61,782)
Futures contracts	(132,234)
Net change in unrealized appreciation (depreciation)	(174,838)
Net realized and unrealized gain	9,846,966
Net increase in net assets resulting from operations	$9,638,610

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(208,356)	$(13,024)
Net realized gain (loss) on investments	10,021,804	(8,994,374)
Net change in unrealized appreciation (depreciation) on investments	(174,838)	(394,953)
Net increase (decrease) in net assets resulting from operations	9,638,610	(9,402,351)

Distributions to shareholders:
A-Class	—	(8,881)
C-Class	—	(1,441)
H-Class	—	(123,889)
Total distributions to shareholders	—	(134,211)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,951,829	4,797,024
C-Class	1,268,950	3,250,949
H-Class	768,597,936	1,182,450,539
Distributions reinvested
A-Class	—	8,558
C-Class	—	1,338
H-Class	—	122,887
Cost of shares redeemed
A-Class	(2,870,905)	(5,296,856)
C-Class	(1,282,619)	(3,361,608)
H-Class	(768,745,689)	(1,187,113,903)
Net decrease from capital share transactions	(80,498)	(5,141,072)
Net increase (decrease) in net assets	9,558,112	(14,677,634)

Net assets:
Beginning of period	14,462,476	29,140,110
End of period	$24,020,588	$14,462,476

Capital share activity:
Shares sold
A-Class	30,846	39,323
C-Class	14,732	25,815
H-Class	8,162,613	8,837,934
Shares issued from reinvestment of distributions
A-Class	—	55
C-Class	—	10
H-Class	—	796
Shares redeemed
A-Class	(30,258)	(40,741)
C-Class	(14,609)	(26,746)
H-Class	(8,155,210)	(8,833,003)
Net increase in shares	8,114	3,443

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017 [d]	Year Ended March 31, 2016 [d]
Per Share Data
Net asset value, beginning of period	$67.63	$138.32	$143.22	$123.80	$82.01	$116.47
Income (loss) from investment operations:
Net investment income (loss)[b]	(.72)	.08	.04	(.80)	(1.18)	(.99)
Net gain (loss) on investments (realized and unrealized)	41.39	(70.34)	(4.94)[e]	23.97	42.97	(25.20)
Total from investment operations	40.67	(70.26)	(4.90)	23.17	41.79	(26.19)
Less distributions from:
Net realized gains	—	(.43)	—	(3.75)	—	(8.27)
Total distributions	—	(.43)	—	(3.75)	—	(8.27)
Net asset value, end of period	$108.30	$67.63	$138.32	$143.22	$123.80	$82.01

Total Return[c]	60.14%	(50.97%)	(3.42%)	18.66%	50.95%	(23.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,560	$1,559	$3,377	$3,856	$3,325	$3,125
Ratios to average net assets:
Net investment income (loss)	(1.47%)	0.06%	0.03%	(0.59%)	(1.14%)	(1.00%)
Total expenses	1.81%	1.87%	1.85%	1.78%	1.82%	1.78%
Portfolio turnover rate	—	360%	507%	526%	810%	296%

C-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017 [d]	Year Ended March 31, 2016 [d]
Per Share Data
Net asset value, beginning of period	$60.28	$124.27	$129.63	$113.17	$75.52	$108.82
Income (loss) from investment operations:
Net investment income (loss)[b]	(.96)	(.87)	(1.01)	(1.71)	(1.70)	(1.62)
Net gain (loss) on investments (realized and unrealized)	36.86	(62.69)	(4.35)[e]	21.92	39.35	(23.41)
Total from investment operations	35.90	(63.56)	(5.36)	20.21	37.65	(25.03)
Less distributions from:
Net realized gains	—	(.43)	—	(3.75)	—	(8.27)
Total distributions	—	(.43)	—	(3.75)	—	(8.27)
Net asset value, end of period	$96.18	$60.28	$124.27	$129.63	$113.17	$75.52

Total Return[c]	59.56%	(51.33%)	(4.13%)	17.78%	49.83%	(23.68%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$285	$171	$467	$683	$835	$987
Ratios to average net assets:
Net investment income (loss)	(2.22%)	(0.70%)	(0.74%)	(1.37%)	(1.85%)	(1.74%)
Total expenses	2.56%	2.62%	2.59%	2.52%	2.58%	2.52%
Portfolio turnover rate	—	360%	507%	526%	810%	296%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017 [d]	Year Ended March 31, 2016 [d]
Per Share Data
Net asset value, beginning of period	$67.21	$137.69	$142.85	$123.54	$81.88	$116.28
Income (loss) from investment operations:
Net investment income (loss)[b]	(.75)	(.06)	(.08)	(.83)	(1.05)	(1.10)
Net gain (loss) on investments (realized and unrealized)	41.11	(69.99)	(5.08)[e]	23.89	42.71	(25.03)
Total from investment operations	40.36	(70.05)	(5.16)	23.06	41.66	(26.13)
Less distributions from:
Net realized gains	—	(.43)	—	(3.75)	—	(8.27)
Total distributions	—	(.43)	—	(3.75)	—	(8.27)
Net asset value, end of period	$107.57	$67.21	$137.69	$142.85	$123.54	$81.88

Total Return	60.05%	(51.05%)	(3.61%)	18.59%	50.87%	(23.10%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,175	$12,732	$25,296	$33,043	$34,001	$16,793
Ratios to average net assets:
Net investment income (loss)	(1.75%)	(0.04%)	(0.05%)	(0.66%)	(1.09%)	(1.12%)
Total expenses	1.86%	1.89%	1.88%	1.81%	1.85%	1.81%
Portfolio turnover rate	—	360%	507%	526%	810%	296%

[a]	Unaudited figures for the period ended September 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 3:1 share split effective October 31, 2016.
[e]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

INVERSE RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*

Periods Ended September 30, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(53.43%)	(40.02%)	(26.62%)	(29.19%)
A-Class Shares with sales charge‡	(55.64%)	(42.87%)	(27.34%)	(29.54%)
C-Class Shares	(53.60%)	(40.50%)	(27.17%)	(29.68%)
C-Class Shares with CDSC§	(54.06%)	(41.09%)	(27.17%)	(29.68%)
H-Class Shares	(53.52%)	(40.19%)	(26.69%)	(29.22%)
Russell 2000 Index	31.60%	0.39%	9.22%	11.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2020
INVERSE RUSSELL 2000® 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 38.9%
Federal Farm Credit Bank
0.40% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[1]	$1,500,000	$1,505,827
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[1]	1,250,000	1,255,063
0.39% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[1]	1,000,000	1,003,265
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[1]	360,000	361,510
Freddie Mac
0.22% (U.S. Secured Overnight Financing Rate + 0.13%, Rate Floor: 0.00%) due 08/05/22[1]	1,000,000	1,000,944
Total Federal Agency Notes
(Cost $5,110,000)		5,126,609

U.S. TREASURY BILLS†† - 7.5%
U.S. Treasury Bills
0.07% due 10/29/20[2,3]	1,000,000	999,928
Total U.S. Treasury Bills
(Cost $999,944)		999,928

REPURCHASE AGREEMENTS††,4 - 47.1%
J.P. Morgan Securities LLC issued 09/30/20 at 0.06% due 10/01/20[2]	3,455,159	3,455,159
BofA Securities, Inc. issued 09/30/20 at 0.06% due 10/01/20[2]	1,438,134	1,438,134
Barclays Capital, Inc. issued 09/30/20 at 0.06% due 10/01/20[2]	1,308,701	1,308,701
Total Repurchase Agreements
(Cost $6,201,994)		6,201,994

Total Investments - 93.5%
(Cost $12,311,938)		$12,328,531
Other Assets & Liabilities, net - 6.5%		852,084
Total Net Assets - 100.0%		$13,180,615

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
Russell 2000 Index Mini Futures Contracts	37	Dec 2020	$2,784,805	$28,902

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	Russell 2000 Index	(0.05)% (1 Week USD LIBOR - 0.05%)	At Maturity	11/19/20	14,654	$22,092,976	$96,249
Barclays Bank plc	Russell 2000 Index	0.40% (1 Week USD LIBOR - 0.50%)	At Maturity	11/17/20	374	563,563	991
BNP Paribas	Russell 2000 Index	0.26% (1 Month USD LIBOR - 0.40%)	At Maturity	11/18/20	600	905,113	(19,201)
						$23,561,652	$78,039

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2020
INVERSE RUSSELL 2000® 2x STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$5,126,609	$—	$5,126,609
U.S. Treasury Bills	—	999,928	—	999,928
Repurchase Agreements	—	6,201,994	—	6,201,994
Equity Futures Contracts**	28,902	—	—	28,902
Equity Index Swap Agreements**	—	97,240	—	97,240
Total Assets	$28,902	$12,425,771	$—	$12,454,673

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$19,201	$—	$19,201

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

INVERSE RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2020

Assets:
Investments, at value (cost $6,109,944)	$6,126,537
Repurchase agreements, at value (cost $6,201,994)	6,201,994
Segregated cash with broker	168,200
Unrealized appreciation on OTC swap agreements	97,240
Receivables:
Fund shares sold	3,875,114
Variation margin on futures contracts	5,103
Interest	2,249
Total assets	16,476,437

Liabilities:
Unrealized depreciation on OTC swap agreements	19,201
Payable for:
Fund shares redeemed	3,235,411
Swap settlement	18,718
Management fees	8,702
Transfer agent and administrative fees	2,600
Distribution and service fees	2,557
Portfolio accounting fees	1,450
Trustees’ fees*	73
Miscellaneous	7,110
Total liabilities	3,295,822
Commitments and contingent liabilities (Note 12)	—
Net assets	$13,180,615

Net assets consist of:
Paid in capital	$83,743,212
Total distributable earnings (loss)	(70,562,597)
Net assets	$13,180,615

A-Class:
Net assets	$6,306,414
Capital shares outstanding	244,937
Net asset value per share	$25.75
Maximum offering price per share (Net asset value divided by 95.25%)	$27.03

C-Class:
Net assets	$268,359
Capital shares outstanding	11,660
Net asset value per share	$23.02

H-Class:
Net assets	$6,605,842
Capital shares outstanding	258,608
Net asset value per share	$25.54

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2020

Investment Income:
Interest	$15,382
Total investment income	15,382

Expenses:
Management fees	71,413
Distribution and service fees:
A-Class	9,101
C-Class	1,314
H-Class	10,410
Transfer agent and administrative fees	22,178
Portfolio accounting fees	11,902
Professional fees	5,978
Trustees’ fees*	2,578
Custodian fees	1,109
Miscellaneous	12,211
Total expenses	148,194
Net investment loss	(132,812)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,870
Swap agreements	(13,195,562)
Futures contracts	(22,474)
Net realized loss	(13,216,166)
Net change in unrealized appreciation (depreciation) on:
Investments	14,772
Swap agreements	(327,804)
Futures contracts	28,902
Net change in unrealized appreciation (depreciation)	(284,130)
Net realized and unrealized loss	(13,500,296)
Net decrease in net assets resulting from operations	$(13,633,108)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(132,812)	$11,274
Net realized gain (loss) on investments	(13,216,166)	3,918,282
Net change in unrealized appreciation (depreciation) on investments	(284,130)	767,389
Net increase (decrease) in net assets resulting from operations	(13,633,108)	4,696,945

Distributions to shareholders:
A-Class	—	(36,816)
C-Class	—	(1,754)
H-Class	—	(30,950)
Total distributions to shareholders	—	(69,520)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,339,640	3,126,898
C-Class	1,097,308	3,392,506
H-Class	338,571,858	412,034,745
Distributions reinvested
A-Class	—	36,816
C-Class	—	882
H-Class	—	28,747
Cost of shares redeemed
A-Class	(2,397,381)	(3,409,658)
C-Class	(954,613)	(3,528,705)
H-Class	(334,805,242)	(410,270,470)
Net increase from capital share transactions	4,851,570	1,411,761
Net increase (decrease) in net assets	(8,781,538)	6,039,186

Net assets:
Beginning of period	21,962,153	15,922,967
End of period	$13,180,615	$21,962,153

Capital share activity:
Shares sold
A-Class	101,880	68,619
C-Class	39,328	92,186
H-Class	10,513,738	9,739,225
Shares issued from reinvestment of distributions
A-Class	—	1,024
C-Class	—	27
H-Class	—	804
Shares redeemed
A-Class	(66,394)	(71,212)
C-Class	(34,681)	(95,423)
H-Class	(10,437,696)	(9,701,276)
Net increase in shares	116,175	33,974

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

INVERSE RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$55.29	$43.81	$47.99	$62.44	$108.34	$100.19
Income (loss) from investment operations:
Net investment income (loss)[b]	(.26)	.08	.15	(.27)	(1.15)	(1.88)
Net gain (loss) on investments (realized and unrealized)	(29.28)	11.57	(4.33)	(14.18)	(44.75)	10.03
Total from investment operations	(29.54)	11.65	(4.18)	(14.45)	(45.90)	8.15
Less distributions from:
Net investment income	—	(.17)	—	—	—	—
Total distributions	—	(.17)	—	—	—	—
Net asset value, end of period	$25.75	$55.29	$43.81	$47.99	$62.44	$108.34

Total Return[c]	(53.43%)	26.82%	(8.71%)	(23.14%)	(42.36%)	8.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,306	$11,581	$9,245	$6,076	$1,636	$1,364
Ratios to average net assets:
Net investment income (loss)	(1.61%)	0.19%	0.34%	(0.54%)	(1.44%)	(1.67%)
Total expenses	1.81%	1.86%	1.89%	1.78%	1.73%	1.80%
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$49.61	$39.63	$43.74	$57.33	$100.17	$93.32
Income (loss) from investment operations:
Net investment income (loss)[b]	(.35)	(.21)	(.18)	(.71)	(1.63)	(2.48)
Net gain (loss) on investments (realized and unrealized)	(26.24)	10.36	(3.93)	(12.88)	(41.21)	9.33
Total from investment operations	(26.59)	10.15	(4.11)	(13.59)	(42.84)	6.85
Less distributions from:
Net investment income	—	(.17)	—	—	—	—
Total distributions	—	(.17)	—	—	—	—
Net asset value, end of period	$23.02	$49.61	$39.63	$43.74	$57.33	$100.17

Total Return[c]	(53.60%)	25.86%	(9.40%)	(23.70%)	(42.77%)	7.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$268	$348	$405	$348	$743	$820
Ratios to average net assets:
Net investment income (loss)	(2.35%)	(0.55%)	(0.45%)	(1.44%)	(2.23%)	(2.44%)
Total expenses	2.56%	2.62%	2.63%	2.55%	2.76%	2.56%
Portfolio turnover rate	—	—	—	—	—	—

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2020[a]	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$54.95	$43.62	$47.80	$62.18	$107.91	$99.84
Income (loss) from investment operations:
Net investment income (loss)[b]	(.24)	(.02)	.09	(.36)	(1.19)	(1.84)
Net gain (loss) on investments (realized and unrealized)	(29.17)	11.52	(4.27)	(14.02)	(44.54)	9.91
Total from investment operations	(29.41)	11.50	(4.18)	(14.38)	(45.73)	8.07
Less distributions from:
Net investment income	—	(.17)	—	—	—	—
Total distributions	—	(.17)	—	—	—	—
Net asset value, end of period	$25.54	$54.95	$43.62	$47.80	$62.18	$107.91

Total Return	(53.52%)	26.59%	(8.74%)	(23.11%)	(42.39%)	8.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,606	$10,033	$6,273	$6,582	$16,531	$46,803
Ratios to average net assets:
Net investment income (loss)	(1.71%)	(0.05%)	0.22%	(0.68%)	(1.46%)	(1.69%)
Total expenses	1.89%	1.91%	1.89%	1.80%	1.84%	1.81%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended September 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Reverse Share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Dynamic Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company, of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of three separate classes of shares: A-Class shares, C-Class shares, and H-Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. At September 30, 2020, the Trust consisted of eight funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® 2x Strategy Fund	Non-diversified
Inverse S&P 500® 2x Strategy Fund	Non-diversified
NASDAQ-100® 2x Strategy Fund	Non-diversified
Inverse NASDAQ-100® 2x Strategy Fund	Non-diversified
Dow 2x Strategy Fund	Non-diversified
Inverse Dow 2x Strategy Fund	Non-diversified
Russell 2000® 2x Strategy Fund	Non-diversified
Inverse Russell 2000® 2x Strategy Fund	Non-diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. The NAV is calculated using the current market value of each Fund’s total assets, as of the respective time of calculation. These financial statements are based on the September 30, 2020, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Money market funds are valued at their net assets.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at September 30, 2020.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	$25,566,394	$—
Inverse S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	3,451,552
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	206,650,778	—
Inverse NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,822,544
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	7,498,306	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	42,233	1,014,315
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	3,250,058	259,817
Inverse Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	2,344,009

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	$126,992,982	$—
Inverse S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	74,260,708
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	441,028,440	—
Inverse NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	19,049,929
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	44,327,711	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	12,857,148
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	46,966,448	—
Inverse Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	28,599,999

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin on futures contracts	Variation margin on futures contracts
	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2020:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Total Value at September 30, 2020
S&P 500® 2x Strategy Fund	$490,754	$549,874	$1,040,628
NASDAQ-100® 2x Strategy Fund	6,692,458	2,628,403	9,320,861
Inverse NASDAQ-100® 2x Strategy Fund	—	9,708	9,708
Dow 2x Strategy Fund	72,574	782,057	854,631
Russell 2000® 2x Strategy Fund	11,864	299,662	311,526
Inverse Russell 2000® 2x Strategy Fund	28,902	97,240	126,142

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Total Value at September 30, 2020
Inverse S&P 500® 2x Strategy Fund	$—	$146,826	$146,826
Inverse NASDAQ-100® 2x Strategy Fund	109,914	406,256	516,170
Inverse Dow 2x Strategy Fund	3,245	88,861	92,106
Russell 2000® 2x Strategy Fund	—	98,978	98,978
Inverse Russell 2000® 2x Strategy Fund	—	19,201	19,201

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended September 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended September 30, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Total
S&P 500® 2x Strategy Fund	$5,257,891	$26,773,067	$32,030,958
Inverse S&P 500® 2x Strategy Fund	(1,572,937)	(32,302,080)	(33,875,017)
NASDAQ-100® 2x Strategy Fund	66,864,538	134,212,570	201,077,108
Inverse NASDAQ-100® 2x Strategy Fund	(701,970)	(6,669,565)	(7,371,535)
Dow 2x Strategy Fund	1,510,640	6,455,415	7,966,055
Inverse Dow 2x Strategy Fund	(378,039)	(4,986,448)	(5,364,487)
Russell 2000® 2x Strategy Fund	1,717,916	8,296,825	10,014,741
Inverse Russell 2000® 2x Strategy Fund	(22,474)	(13,195,562)	(13,218,036)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Total
S&P 500® 2x Strategy Fund	$118,691	$2,797,262	$2,915,953
Inverse S&P 500® 2x Strategy Fund	23,158	(155,144)	(131,986)
NASDAQ-100® 2x Strategy Fund	(2,124,627)	5,519,159	3,394,532
Inverse NASDAQ-100® 2x Strategy Fund	(40,045)	(637,670)	(677,715)
Dow 2x Strategy Fund	(218,785)	1,492,405	1,273,620
Inverse Dow 2x Strategy Fund	34,267	106,386	140,653
Russell 2000® 2x Strategy Fund	(132,234)	(61,782)	(194,016)
Inverse Russell 2000® 2x Strategy Fund	28,902	(327,804)	(298,902)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
S&P 500® 2x Strategy Fund	Swap equity contracts	$549,874	$—	$549,874	$—	$—	$549,874
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	2,628,403	—	2,628,403	—	—	2,628,403
Inverse NASDAQ-100® 2x Strategy Fund	Swap equity contracts	9,708	—	9,708	—	—	9,708
Dow 2x Strategy Fund	Swap equity contracts	782,057	—	782,057	—	—	782,057
Russell 2000® 2x Strategy Fund	Swap equity contracts	299,662	—	299,662	—	—	299,662
Inverse Russell 2000® 2x Strategy Fund	Swap equity contracts	97,240	—	97,240	—	—	97,240

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® 2x Strategy Fund	Swap equity contracts	$146,826	$—	$146,826	$(116,412)	$—	$30,414
Inverse NASDAQ-100® 2x Strategy Fund	Swap equity contracts	406,256	—	406,256	(406,256)	—	—
Inverse Dow 2x Strategy Fund	Swap equity contracts	88,861	—	88,861	(88,861)	—	—
Russell 2000® 2x Strategy Fund	Swap equity contracts	98,978	—	98,978	(98,978)	—	—
Inverse Russell 2000® 2x Strategy Fund	Swap equity contracts	19,201	—	19,201	—	—	19,201

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2020.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
S&P 500® 2x Strategy Fund	Goldman Sachs International	Futures contracts	$695,346	$—
Inverse NASDAQ-100® 2x Strategy Fund	Goldman Sachs International	Futures contracts	159,488	—
Inverse Dow 2x Strategy Fund	Goldman Sachs International	Futures contracts	47,242	—
Inverse Russell 2000® 2x Strategy Fund	Goldman Sachs International	Futures contracts	168,200	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® 2x Strategy Fund	0.90%
Inverse S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® 2x Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Inverse Russell 2000® 2x Strategy Fund	0.90%

When the aggregate assets of each series of the Trust and each series of Rydex Series Funds (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended September 30, 2020, GFD retained sales charges of $35,695 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At September 30, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.06%			1.75%
Due 10/01/20	$50,198,150	$50,198,234	11/30/21	$49,971,900	$51,202,125

BofA Securities, Inc.			U.S. Treasury Note
0.06%			1.88%
Due 10/01/20	20,893,868	20,893,902	01/31/22	20,765,800	21,311,796

Barclays Capital, Inc.			U.S. Treasury Note
0.06%			2.13%
Due 10/01/20	19,013,419	19,013,451	05/15/22	18,645,600	19,393,787

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2020, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® 2x Strategy Fund	$79,453	$(79,453)	$—	$80,847	$—	$80,847
NASDAQ-100® 2x Strategy Fund	1,682,109	(1,682,109)	—	1,725,026	—	1,725,026

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At September 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
S&P 500® 2x Strategy Fund	$134,790,648	$—	$(919,021)	$(919,021)
Inverse S&P 500® 2x Strategy Fund	21,245,376	17,818	(146,828)	(129,010)
NASDAQ-100® 2x Strategy Fund	448,764,171	190,308,933	(668,395)	189,640,538
Inverse NASDAQ-100® 2x Strategy Fund	10,604,046	16,204	(516,212)	(500,008)
Dow 2x Strategy Fund	41,112,642	5,075,521	(493,929)	4,581,592
Inverse Dow 2x Strategy Fund	5,294,423	4,425	(92,125)	(87,700)
Russell 2000® 2x Strategy Fund	22,957,768	329,385	(99,061)	230,324
Inverse Russell 2000® 2x Strategy Fund	12,311,938	142,751	(19,217)	123,534

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Securities Transactions

For the period ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® 2x Strategy Fund	$217,783,849	$181,416,583
NASDAQ-100® 2x Strategy Fund	677,413,864	507,015,560
Dow 2x Strategy Fund	45,930,348	27,884,757

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2020, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500 2x Strategy	$148,354,671	$125,975,196	$68,030
NASDAQ-100® 2x Strategy	142,424,392	231,117,719	5,596,310
Dow 2x Strategy	9,187,082	9,106,264	(264,576)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. On June 8, 2020, the line of credit agreement was renewed at the increased $150,000,000 amount and expires on June 7, 2021. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the period ended September 30, 2020. The Funds did not have any borrowings outstanding under this agreement at September 30, 2020.

The average daily balances borrowed for the period ended September 30, 2020, were as follows:

Fund	Average Daily Balance
NASDAQ-100® 2x Strategy Fund	$16,016
Dow 2x Strategy Fund	208
Russell 2000® 2x Strategy Fund	288

Note 11 – Reverse Share Splits

Effective on the date specified below, reverse share splits occurred for the following Funds:

Fund	Effective Date	Split Type
Inverse S&P 500® 2x Strategy Fund	August 17, 2020	One-for-Five Reverse Share Split
Inverse NASDAQ-100®2x Strategy Fund	August 10, 2020	One-for-Ten Reverse Share Split
Inverse Dow 2x Strategy Fund	August 10, 2020	One-for-Fifteen Reverse Share Split

The effect of these transactions was to divide the number of outstanding shares of the Inverse NASDAQ-100® 2x Strategy Fund, Inverse Dow 2x Strategy Fund, and Inverse S&P 500® 2x Strategy Fund by their respective reverse split ratios, resulting in a corresponding increase in the NAV. The share transactions presented in the Statement of Changes in Net Assets and the per share data in the Financial Highlights for each of the periods presented prior to the effective date, have been restated to reflect these respective share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 12 – Legal Proceedings

Tribune Company

Rydex Dynamic Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Dynamic Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Dynamic Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Dynamic Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Dynamic Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Dynamic Funds. The following series of Rydex Dynamic Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: S&P 500 2x Strategy Fund (the “Fund”). The value of the proceeds received by the foregoing Fund was $52,020. At this stage of the proceedings, Rydex Dynamic Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in the Funds are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 14 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Dynamic Funds Contracts Review Committee

Rydex Dynamic Funds (the “Trust”) was organized as a Delaware statutory trust on August 6, 1999, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

●	Dow 2x Strategy Fund	●	Inverse Dow 2x Strategy Fund
●	Inverse NASDAQ-100 2x Strategy Fund	●	Inverse Russell 2000 2x Strategy Fund
●	Inverse S&P 500 2x Strategy Fund	●	NASDAQ-100 2x Strategy Fund
●	Russell 2000 2x Strategy Fund	●	S&P 500 2x Strategy Fund

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”). (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between the Funds and the applicable peer group identified in the FUSE reports.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Fund is designed to provide tactical advisors with specific exposures while also providing for unlimited trading privileges, and that the Funds offer a unique set of product features. The Committee noted that each Fund seeks to track the performance (before fees and expenses) of a specific benchmark index on a daily basis. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Fund relative to the applicable benchmark index.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds.

[1]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 18, 2020.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

OTHER INFORMATION (Unaudited)(continued)

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Committee considered the Funds’ unique product features, including their tradability, the real time cash process employed for the Funds, twice-daily pricing for the Funds on select trading platforms, and the leveraged and inverse strategies offered. The Committee noted that the Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the five-year, three-year and one-year periods ended December 31, 2019. In addition, the Committee received a comparison of each Fund’s performance to the performance of one or two peer funds identified by FUSE from the two direct competitor product suites, in each case for the same periods. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group for performance and expense comparisons. The Committee received tracking error data for the Funds relative to the applicable benchmark index for the five-year, three-year and one-year periods ended December 31, 2019 as well as a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods. The Committee also received certain updated performance information as of March 31, 2020.

The Committee considered the Adviser’s statement that the Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary driver of performance differences. In this connection, the

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Committee considered the tracking error of each Fund’s Class H shares relative to its applicable benchmark index and compared to the tracking error of a peer fund for the five-year and three-year periods ended December 31, 2019, noting the Adviser’s view that such five-year and three-year periods are a reasonable proxy for anticipated levels of tracking error.

The Committee considered the Adviser’s summary of notable distinctions between the Funds and the peer funds in the two direct competitor product suites. The Committee observed that the performance of the Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2019 was generally in line with the performance of their respective peer funds.

After reviewing the foregoing and other related factors, the Committee concluded that each Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee2 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted that Guggenheim generally does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to the Funds, each of which is charged the same advisory fee as the corresponding Fund.

The Committee considered the Adviser’s summary of notable distinctions between the Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites is directly comparable for purposes of assessing the Funds’ advisory fees. The Committee noted that the contractual advisory fee for each Fund’s Class H shares was equal to or lower than the contractual advisory fee charged to its peer fund from the directly comparable product suite. The Committee also considered the net effective management fee and total net expense ratio for each Fund’s Class H shares as compared to its peer fund from the directly comparable product suite.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the

[2]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

OTHER INFORMATION (Unaudited)(concluded)

provision of services to the Funds were being passed along to and shared with the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee noted that the applicable breakpoint level for the Funds is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. The Committee took into account that, in June 2018, the Adviser implemented breakpoints for the Funds, noting that each Fund’s advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect once the aggregate assets of the Funds and the tradable series of Rydex Series Funds exceed $10 billion.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, among other things considered, the Committee determined that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr.[1] (1946)	Trustee	Since 2019	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley[1] (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III[1] (1946)	Trustee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-September 2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
[1]	Under the Trust’s Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent. We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Dynamic Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

This page intentionally left blank.

This page intentionally left blank.

Item 2. Code of Ethics.

Not required at this time.

Item 3. Audit Committee Financial Expert.

Not required at this time.

Item 4. Principal Accountant Fees and Services.

Not required at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant's President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant's President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Dynamic Funds

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 4, 2020

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	December 4, 2020

*	Print the name and title of each signing officer under his or her signature.